As filed with the U.S. Securities and Exchange Commission
                              on February 20, 2004


                        Securities Act File No. 333-15453

                    Investment Company Act File No. 811-07909

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [x]

                         Pre-Effective Amendment No. __                  [ ]


                         Post-Effective Amendment No. 12                 [x]


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]


                                Amendment No. 14                         [x]


                        (Check appropriate box or boxes)
                    Credit Suisse Small Cap Growth Fund, Inc.
(formerly known as Credit Suisse Warburg Pincus Small Company Growth Fund, Inc.)

-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              466 Lexington Avenue
               New York, New York                                   10017-3140
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    (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's Telephone Number, including Area Code: (212) 875-3500

                                 Hal Liebes, Esq
                    Credit Suisse Small Cap Growth Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:


                            Dianne E. O'Donnell, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: February 28, 2004.


It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b)


[x]   on February 28, 2004 pursuant to paragraph (b)


[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   on (date) pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     --------------------------------------

                      [CREDIT SUISSE ASSET MANAGEMENT Logo]

CREDIT SUISSE FUNDS

Prospectus


COMMON CLASS
February 28, 2004

                - CREDIT SUISSE
                  MID-CAP GROWTH FUND


                - CREDIT SUISSE
                  SMALL CAP GROWTH FUND


    Both funds' Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

    Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

    As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.


    Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS.................................................................... 3
   Goals and Principal Strategies............................................. 3
   A Word About Risk.......................................................... 3
   Investor Profile........................................................... 4
PERFORMANCE SUMMARY........................................................... 5
   Year-by-Year Total Returns................................................. 5
   Average Annual Total Returns............................................... 5
INVESTOR EXPENSES............................................................. 7
   Fees and Fund Expenses..................................................... 7
   Example.................................................................... 8
THE FUNDS IN DETAIL........................................................... 9
   The Management Firm........................................................ 9
   Fund Information Key....................................................... 9
   Goals and Strategies....................................................... 9
   Portfolio Investments...................................................... 9
   Risk Factors............................................................... 9
   Portfolio Management.......................................................10
   Financial Highlights.......................................................10
MID-CAP GROWTH FUND...........................................................10
SMALL CAP GROWTH FUND.........................................................13
MORE ABOUT RISK...............................................................16
   Introduction...............................................................16
   Types of Investment Risk...................................................16
   Certain Investment Practices...............................................18
MEET THE MANAGERS.............................................................20
MORE ABOUT YOUR FUND..........................................................21
   Share Valuation............................................................21
   Account Statements.........................................................21
   Distributions..............................................................21
   Taxes......................................................................21
BUYING SHARES.................................................................23
SELLING SHARES................................................................26
OTHER INFORMATION.............................................................32
   About the Distributor......................................................32
FOR MORE INFORMATION..................................................back cover



                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

               FUND/GOAL                    PRINCIPAL STRATEGIES            PRINCIPAL RISK FACTORS

MID-CAP GROWTH FUND                - Invests at least 80% of its     - Market risk
Maximum capital appreciation         net assets, plus any            - Special-situation companies
                                     borrowings for investment       - Start-up and other small companies
                                     purposes, in equity
                                     securities of "mid-cap"
                                     companies
                                   - Focuses on growth companies
                                   - Looks for growth
                                     characteristics such as
                                     positive earnings and
                                     potential for accelerated
                                     growth


SMALL CAP GROWTH FUND              - Invests at least 80% of its     - Market risk
Capital growth                       net assets, plus any            - Special-situation companies
                                     borrowings for investment       - Start-up and other small companies
                                     purposes, in equity
                                     securities of small U.S.
                                     companies.
                                   - Using a growth investment style,
                                     may look for either developing
                                     or older companies in a growth
                                     stage or companies providing
                                     products or services with a high
                                     unit-volume growth rate

A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

    Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

Both funds


    The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES

Both funds

    "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.


START-UP AND OTHER SMALL COMPANIES

Both funds

Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.


INVESTOR PROFILE

    THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

    - are investing for long-term goals

    - are willing to assume the risk of losing money in exchange for attractive potential long-term returns


    - are looking for capital appreciation


    - want to diversify their portfolios with more aggressive stock funds

    THEY MAY NOT BE APPROPRIATE IF YOU:

    - are investing for a shorter time horizon

    - are uncomfortable with an investment that will fluctuate in value

    - are looking for income


    You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS

                               MID-CAP GROWTH FUND

                    1994                              -1.43%
                    1995                               46.22
                    1996                                9.87
                    1997                               21.26
                    1998                                5.82
                    1999                               41.81
                    2000                              -12.03
                    2001                              -24.81
                    2002                              -30.16
                    2003                               45.36

MID-CAP GROWTH FUND
Best quarter:  39.33% (Q4 99)
Worst quarter:  -27.77% (Q1 01)
Inception date: 1/21/88



                              SMALL CAP GROWTH FUND

                      1997                              22.29%
                      1998                               -1.40
                      1999                               99.23
                      2000                               -9.11
                      2001                              -13.07
                      2002                              -30.78
                      2003                               46.45

SMALL CAP GROWTH FUND
Best quarter:  58.51% (Q4 99)
Worst quarter:  -25.20% (Q3 01)
Inception date: 12/31/96

                          AVERAGE ANNUAL TOTAL RETURNS


                                            ONE YEAR      FIVE YEARS     TEN YEARS      LIFE OF     INCEPTION
        PERIOD ENDED 12/31/03:                2003        1999--2003     1994--2003      CLASS        DATE
MID-CAP GROWTH FUND                                                                                   1/21/88
RETURN BEFORE TAXES                           45.36%        -0.97%          6.82%         10.81%
RETURNS AFTER TAXES ON DISTRIBUTIONS          45.36%        -2.35%          5.72%          9.74%

RETURNS AFTER TAXES ON DISTRIBUTIONS          29.48%        -1.02%          5.71%          9.43%
AND SALE OF FUND SHARES


RUSSELL 2500(TM) GROWTH INDEX (1)
(REFLECTS NO DEDUCTIONS FOR FEES,
EXPENSES OR TAXES)                            46.32%         3.83%          8.04%         10.74%

RUSSELL MIDCAP(R) GROWTH INDEX (2)
(REFLECTS NO DEDUCTIONS FOR FEES,
EXPENSES OR TAXES)                            42.73%         2.01%          9.41%         12.06%

 SMALL CAP GROWTH FUND                                                                               12/31/96
 RETURN BEFORE TAXES                          46.45%         9.79%           N/A           9.79%
 RETURNS AFTER TAXES ON DISTRIBUTIONS         46.45%         9.62%           N/A           9.63%
 RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                       30.19%         8.46%           N/A           8.55%

 RUSSELL 2000(R) GROWTH INDEX (3)
(REFLECTS NO DEDUCTIONS FOR FEES,
EXPENSES OR TAXES)                            48.54%         0.86%           N/A           2.56%


(1) The Russell 2500(TM) Growth Index measures the performance of those companies in the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

(2) The Russell Midcap(R) Growth Index measures the performance of those companies in the Russell Midcap(R) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.


(3) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.


                            UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.


- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2003.

                                                    MID CAP           SMALL CAP
                                                  GROWTH FUND        GROWTH FUND

SHAREHOLDER FEES
(paid directly from your investment)
Sales charge (load) on purchases                      NONE               NONE
Deferred sales charge (load)                          NONE               NONE
Sales charge (load) on reinvested distributions       NONE               NONE
Redemption fees                                       NONE               NONE
Exchange fees                                         NONE               NONE

ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                         .90%              1.00%
Distribution and service (12b-1) fee                  NONE               .25%
Other expenses                                         .48%              .86%
                                                       ----              ----
TOTAL ANNUAL FUND OPERATING EXPENSES                  1.38%             2.11%*

(*) Estimated fees and expenses for the fiscal year ending October 31, 2004 are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

                                                      SMALL CAP
           EXPENSES AFTER WAIVERS                      GROWTH
           AND REIMBURSEMENTS                           FUND
           Management fee                               .29%
           Distribution and service (12b-1) fee         .25%
           Other expenses                               .86%
                                                        ----
           NET ANNUAL FUND OPERATING EXPENSES           1.40%

                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                                                 ONE YEAR       THREE YEARS     FIVE YEARS      TEN YEARS

MID-CAP GROWTH FUND--COMMON  CLASS (WITH OR
WITHOUT REDEMPTION)                                 $140            $437             $755          $1,657

SMALL CAP GROWTH FUND--COMMON  CLASS (WITH OR
WITHOUT REDEMPTION)                                 $214            $661           $1,134          $2,441

                               THE FUNDS IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC

466 Lexington Avenue
New York, NY 10017

    -   Investment adviser for the funds

    - Responsible for managing each fund's assets according to its goal and strategies

    - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


    - As of September 30, 2003, Credit Suisse Asset Management companies managed approximately $49 billion in the U.S. and $312.7 billion globally

    - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sao Paulo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    During the 2003 fiscal year, the Mid-Cap Growth Fund and Small Cap Growth Fund paid CSAM 0.90% and 0.29%, respectively, of their average net assets for advisory services.


    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

MULTI-CLASS STRUCTURE


    This Prospectus offers Common Class shares of the funds. Common Class shares are no load. The funds offer additional classes of shares, as described in separate prospectuses.


FUND INFORMATION KEY

    Concise fund-by-fund descriptions begin on the following pages. Each description provides the following information:

GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

    The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

    The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

    The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

    A table showing the fund's audited financial performance for up to five years.


    - TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

    - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase your income-tax liability.

    The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.


                               MID-CAP GROWTH FUND

GOAL AND STRATEGIES


    The Mid-Cap Growth Fund seeks maximum capital appreciation. Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of "mid-cap" companies. The fund considers a "mid-cap" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell MidCap(R) Growth Index. As of December 31, 2003, market capitalizations of companies in the Russell MidCap(R) Growth Index ranged from approximately $695 million to $17 billion.

    In seeking to identify growth companies -- companies with attractive capital-growth potential -- the fund's portfolio managers often look for:

               - companies still in the developmental stage
               - older companies that appear to be entering a new stage of growth
               - companies providing products or services with a high
                 unit-volume growth rate

     The fund may invest in start-up and other small companies that may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. The fund may also invest in emerging-growth companies -- small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include "special- situation companies"--companies experiencing unusual developments affecting their market value.

    Some companies may fall outside the definition of a mid-cap company after the fund has purchased their securities. These companies continue to be considered mid-cap for purposes of the fund's minimum 80% allocation to mid-cap company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell MidCap(R) Growth Index or be lower than that of the smallest company in the Index.

    The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.


PORTFOLIO INVESTMENTS

    This fund's equity holdings may include:


    - common stocks and preferred stocks

    - securities convertible into common stocks

    - rights and warrants

    The fund may invest up to 10% of its assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including up to 5% of its net assets in debt securities rated below investment grade. To a limited extent, it may also engage in other investment practices.

RISK FACTORS

    This fund's principal risk factors are:

    - market risk


    - special-situation companies

    - start-up and other small companies

    The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

    Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

    Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

    Securities of companies in special situations may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT


     The Credit Suisse Small/Mid-Cap Growth Team is responsible for the day-to-day portfolio management of the fund. The team currently consists of Roger M. Harris, Robert S. Janis, Sammy Oh and John P. Rhodes. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP., whose report on the fund's financial statements is included in the Annual Report.


                                             2003            2002            2001           2000            1999

PER SHARE DATA
Net asset value, beginning of year           $18.98          $23.60          $50.24         $43.73          $33.69
Investment operations:

Net investment loss                           (0.22)(1)       (0.23)(1)       (0.26)         (0.33)          (0.33)
Net gain (loss) on investments
  (both realized and unrealized)               8.03           (4.39)          (17.89)        13.07           10.37
 Total from investment operations              7.81           (4.62)          (18.15)        12.74           10.04

Less distributions:
Distributions from net realized gains            --            0.00(2)         (8.49)        (6.23)             --
Net asset value, end of year                 $26.79          $18.98          $23.60         $50.24          $43.73
Total return(3)                               41.15%         (19.57)%        (42.61)%        30.60%          29.80%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s
 omitted)                                   407,262        $357,872        $877,983     $2,114,737      $1,592,595
Ratio of expenses to average net assets (4)    1.38%           1.35%           1.28%          1.19%           1.23%
Ratio of net investment income to
 average net assets                           (1.04)%         (0.98)%         (0.73)%        (0.65)%         (0.75)%
Portfolio turnover rate                          68%             67%            177%          191%             154%



(1) Per share information is calculated using the average shares outstanding method.

(2)  This represents less than $0.01 per share.


(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class Shares' net expense ratio by .02% and .01% for the years ended October 31, 2000 and 1999, respectively. The Common Class Shares' operating expense ratio after reflecting these arrangements were 1.17% and 1.22% for the years ended October 31, 2000 and 1999, respectively. For the years ended October 31, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                              SMALL CAP GROWTH FUND

GOAL AND STRATEGIES

     The Small Cap Growth Fund seeks capital growth. To pursue this goal, it invests in equity securities of small U.S. growth companies.

    In seeking to identify growth companies--companies with attractive capital-growth potential--the fund's portfolio managers often look for:

    - companies still in the developmental stage

    - older companies that appear to be entering a new stage of growth

    - companies providing products or services with a high unit-volume growth rate

     The fund may invest in start-up and other small companies that may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. The fund may also invest in emerging-growth companies--small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include "special-situation companies"--companies experiencing unusual developments affecting their market value.


    Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2003, market capitalizations of Russell 2000 companies ranged from $42 million to $2.02 billion.


    Some companies may outgrow the definition of a small company after the fund has purchased their securities. These companies continue to be considered small for purposes of the fund's minimum 80% allocation to small-company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.


    The fund's 80% investment policy may be changed by the Board of Directors on at least 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.


PORTFOLIO INVESTMENTS

    This fund's equity holdings may include:


    - common stocks and preferred stocks


    - securities convertible into common stocks

    - rights and warrants

    The fund may invest up to 10% of its assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including up to 5% of its net assets in debt securities rated below investment grade. To a limited extent, it may also engage in other investment practices.

RISK FACTORS

    This fund's principal risk factors are:

    - market risk

    - special-situation companies


    - start-up and other small companies

    The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

    Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

    Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

    Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT


     The Credit Suisse Small/Mid-Cap Growth Team is responsible for the day-to-day portfolio management of the fund. The team currently consists of Roger M. Harris, Robert S. Janis, Sammy Oh and John P. Rhodes. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP., whose report on the fund's financial statements is included in the Annual Report.


YEAR ENDED:                                   2003             2002           2001           2000           1999
PER SHARE DATA

Net asset value, beginning of year           $12.58           $15.38         $23.11         $16.60          $10.11
Investment operations:

 Net investment loss                          (0.18)(1)        (0.18)(1)      (0.18)         (0.13)          (0.13)
Net gain (loss) on investments (both
 realized and unrealized)                      5.74            (2.62)         (7.55)          7.28            6.62
  Total from investment operations             5.56            (2.80)         (7.73)          7.15            6.49

Less Distributions:
Distributions from net realized gains            --               --             --          (0.64)             --
Net asset value, end of year                 $18.14           $12.58         $15.38         $23.11          $16.60
Total return(2)                               44.20%          (18.21)%       (33.45)%        43.65%          64.19%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)      $77,236          $42,918        $36,445        $47,900          $9,020
Ratio of expenses to average net assets(3)     1.40%            1.40%          1.40%          1.42%           1.41%
Ratio of net investment loss to average
 net assets                                   (1.23)%          (1.18)%       (1.04)%         (0.80)%         (1.06)%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                        0.71%            0.98%          0.54%           .56%           2.13%
Portfolio turnover rate                          69%              72%            74%            94%            192%



(1) Per share information is calculated using the average shares outstanding method.


(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class Shares' net expense ratio by .02%, and .01% for the years ended October 31, 2000, and 1999, respectively. The Common Shares' operating expense ratio after reflecting these arrangements was 1.40% for the years ended October 31, 2000 and 1999, respectively. For the years ended October 31, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                                 MORE ABOUT RISK

INTRODUCTION

    A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

    The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this Prospectus.

    CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, a fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:


[-]       Permitted without limitation; does not indicate
          actual use
 20%      Italic type (e.g., 20%) represents an
          investment limitation as a percentage of NET
          fund assets; does not indicate actual use
 20%      Roman type (e.g., 20%) represents an investment
          limitation as a percentage of TOTAL fund
          assets; does not indicate actual use
 [ ]      Permitted, but not expected to be used to a
          significant extent
 --       Not permitted

                                                                         MID-CAP        SMALL CAP
                                                                         GROWTH          GROWTH
                                                                          FUND            FUND

            INVESTMENT PRACTICE                                          LIMIT


BORROWING The borrowing of money from banks to meet redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                               33 1/3%        33 1/3%

FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency,
information, liquidity, market, operational, political,
valuation risks.                                                           10%            10%

FUTURES AND OPTIONS ON FUTURES Exchange-traded
contracts that enable a fund to hedge against or speculate
on future changes in currency values, interest rates or
stock indexes. Futures obligate the fund (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                                     [ ]           [ ]

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                              20%            20%

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities
rated below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                           5%             5%

OPTIONS Instruments that provide a right to buy (call)
or sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation,
credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                            10%            15%

                                       18


RESTRICTED AND OTHER ILLIQUID SECURITIES Certain
securities with restrictions on trading, or those not
actively traded. May include private placements.
Liquidity, market, valuation risks.                                        10%            15%


SECURITIES LENDING Lending portfolio securities to
financial institutions; a fund receives cash, U.S.
government securities or bank letters of credit as
collateral. Credit, liquidity, market risks.                            33 1/3%        33 1/3%

SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If a fund were
to take short positions in stocks that increase in value,
then the fund would have to repurchase the securities at
that higher price and it would be likely to underperform
similar mutual funds that do not take short positions.
Liquidity, market, speculative exposure risks.                               --            10%

SPECIAL-SITUATION COMPANIES Companies experiencing
unusual developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market risks.            [-]           [-]

START-UP AND OTHER SMALL COMPANIES Companies with
small relative market capitalizations, including those with
continuous operations of less than three years.                             [-]           [-]

Information, liquidity, market, valuation risks.
TEMPORARY DEFENSIVE TACTICS Placing some or all of a
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a fund's
principal investment strategies and might prevent a fund
from achieving its goal.                                                    [ ]           [ ]

WARRANTS Options issued by a company granting the
holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time.
Liquidity, market, speculative exposure risks.                               10%           15%

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The
purchase or sale of securities for delivery at a future
date; market value may change before delivery. Liquidity,
market, speculative exposure risks.                                          20%           20%


(1) The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS


The Credit Suisse Small/Mid-Cap Growth Team is responsible for the day-to-day portfolio management of the funds. The team currently consists of Roger M. Harris, Robert S. Janis, Sammy Oh and John P. Rhodes.

ROGER M. HARRIS, Managing Director, has been a team member of the Mid-Cap Growth Fund since July 2001 and of the Small Cap Growth Fund since July 2003. He joined Warburg Pincus Asset Management, Inc. (Warburg Pincus) in 1996 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a portfolio manager and research analyst at Centennial Associates and Spears, Benzak, Salomon & Farrell, and a vice president in charge of listed derivatives sales at both Donaldson, Lufkin & Jenrette and Smith Barney, Harris Upham. Mr. Harris holds a B.A. in Managerial Economics from Union College and a M.B.A. from the Harvard Graduate School of Business.

ROBERT S. JANIS, Managing Director, has been a team member of the funds since July 2003. He is a portfolio manager and analyst specializing in post-venture capital, distribution management and small-capitalization U.S. equity portfolios. He joined Warburg Pincus in 1994 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a Vice President and senior equity analyst at U.S. Trust Company of New York. Mr. Janis holds a B.A. in Economics from the University of Pennsylvania and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

SAMMY OH, Managing Director, has been a team member of the Small Cap Growth Fund since March 1999 and of the Mid-Cap Growth Fund since July 2001. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1997, Mr. Oh was vice president at Bessemer Trust from 1995 to 1997 and vice president at Forstmann-Leff from 1993 to 1995. He received an A.B. in Economics and Cognitive Psychology from Stanford and a M.B.A. from Dartmouth College's Tuck School of Business.

JOHN P. RHODES, CFA, Director, has been a team member of the funds since 2004. He is a portfolio manager and analyst specializing in post-venture capital, distribution management and small-capitalization U.S. equity portfolios. He joined Warburg Pincus in 1996 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a Vice-President and client advisor at Bankers Trust Company, and an Assistant Vice President with the pension investment strategy group at Equitable Capital Management. Mr. Rhodes holds a B.S. in industrial management from Georgia Institute of Technology.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

SHARE VALUATION

    The price of your shares is also referred to as their net asset value (NAV).


    The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. ET) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

    Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, or when the value of a security has been materially affected by events occurring after the relevant market closes, the fund may price those securities at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.


    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

ACCOUNT STATEMENTS

    In general, you will receive account statements as follows:

    - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

    - after any changes of name or address of the registered owner(s)


    - otherwise, every calendar quarter


    You will receive annual and semiannual financial reports.

DISTRIBUTIONS


    As a fund investor, you will receive distributions.

    Each fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.


    Each fund typically distributes dividends and capital gains annually, usually in December. Each fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

    Distributions will be reinvested in additional Common Class shares, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


    Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.


TAXES

    As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


    Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements. Each fund expects that most of its distributions will be attributable to capital gains, which could be short-term or long-term.

    If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

    We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

    Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

OPENING AN ACCOUNT

    Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

    If you need an application, call our Shareholder Service Center to receive one by mail or fax.


    You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV. The funds reserve the right to reject any purchase order.

    In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.


    Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

BUYING AND SELLING SHARES


    The funds are open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (currently 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).


FINANCIAL-SERVICES FIRMS

    You can also buy and sell each fund's shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

    Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

    Some of the firms through which the funds are available include:

    - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

    - Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

    - TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

           Regular account:       $   2,500
           IRAs:                  $     500
           Transfers/Gifts to
             Minors:              $     500

    There is no minimum investment requirement for employees and clients of CSAM and its affiliates or for retirement plan programs. The fund reserves the right to modify or waive minimum initial investment requirements.

ADDING TO AN ACCOUNT


    You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

INVESTMENT CHECKS

    Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

EXCHANGING SHARES

The fund reserves the right to

o    reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o    temporarily suspend the exchange privilege during unusual market conditions

    If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed net asset value.


                                  BUYING SHARES

    OPENING AN ACCOUNT                                                                  ADDING TO AN ACCOUNT
    BY CHECK
    - Complete the New Account Application.                             - Make your check payable to Credit Suisse
    - For IRAs use the Universal IRA Application.                         Funds.
    - Make your check payable to Credit Suisse Funds.                   - Write the account number and the fund name on
    - Write the fund name on the check.                                   your check.
    - Mail to Credit Suisse Funds.                                      - Mail to Credit Suisse Funds.
                                                                        - Minimum amount is $100.

    BY EXCHANGE

    - Call our Shareholder Service Center to request an                 - Call our Shareholder Service Center to
      exchange from another Credit Suisse Fund. Be sure to                request an exchange from another Credit
      read the current Prospectus for the new fund.                       Suisse Fund.
      Also please observe the minimum initial investment.               - Minimum amount is $250.
    - If you do not have telephone privileges, mail or fax              - If you do not have telephone privileges, mail
      a letter of instruction signed by all shareholders.                 or fax a letter of instruction signed by all
                                                                          shareholders.

    BY WIRE

    - Complete and sign the New Account Application.                    - Call our Shareholder Service Center by 4 p.m.
    - Call our Shareholder Service Center and fax the                     Eastern Time to inform us of the incoming
      signed New Account Application by 4 p.m.                            wire. Please be sure to specify your name,
      Eastern Time.                                                       the account number and the fund name on your
    - The Shareholder Service Center will telephone you                   wire advice.
      with your account number. Please be sure to specify               - Wire the money for receipt that day.
      your name, the account number and the fund name on your           - Minimum amount is $500.
      wire advice.
    - Wire your initial investment for receipt that day.
    - Mail the original, signed application to Credit
      Suisse Funds.
    This method is not available for IRAs.

   BY ACH TRANSFER

    - Cannot be used to open an account.                                - Call our Shareholder Service Center to
                                                                          request an ACH transfer from your bank.
                                                                        - Your purchase will be effective at the next
                                                                          NAV calculated after we receive your order in
                                                                          proper form.
                                                                        - Minimum amount is $50.
                                                                        - Requires ACH on Demand privileges.

                                  800-927-2874


                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET



                                       25



                                 SELLING SHARES

             SELLING SOME OR ALL OF YOUR SHARES                                     CAN BE USED FOR

     BY MAIL

     Write us a letter of instruction that                              - Accounts of any type.
     includes:                                                          - Sales of any amount.
     - your name(s) and signature(s)                                      For IRAs please use the IRA Distribution Request Form.
     - the fund name and account number
     - the dollar amount you want to
        sell
     - how to send the proceeds
       Obtain a signature guarantee or other
       documentation, if required (see
       "Selling Shares in Writing").
     Mail the materials to Credit Suisse Funds.
     If only a letter of instruction
     is required, you can fax it to the
     Shareholder Service Center (unless a
     signature guarantee is required).

     BY EXCHANGE

     - Call our Shareholder Service                                     - Accounts with telephone privileges.
       Center to request an exchange                                    If you do not have telephone privileges, mail or fax a
       into another Credit Suisse Fund. Be                              letter of instruction to exchange shares.
       sure to read the current
     Prospectus for the new fund.
     Also please observe the minimum initial investment.

     BY PHONE

     Call our Shareholder Service Center                                - Non-IRA accounts with telephone privileges.
     to request a redemption. You can
     receive the proceeds as:
     - a check mailed to the address of
       record ($100 minimum)
     - an ACH transfer to your bank
       ($50 minimum)
     - a wire to your bank ($500
       minimum)
     See "By Wire or ACH Transfer" for
     details.
     BY WIRE OR ACH TRANSFER
     - Complete the "Wire Instructions"                                 - Non-IRA accounts with wire-redemption or ACH on Demand
       or "ACH on Demand" section of                                      privileges.
       your New Account                                                 - Requests by phone or mail.
       Application.
     - For federal-funds wires,
       proceeds will be wired on the next
       business day. For ACH transfers,
       proceeds will be delivered within two
       business days.


                                 HOW TO REACH US

SHAREHOLDER SERVICE CENTER
Toll free: 800-927-2874
Fax:     888-606-8252

MAIL
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184


INTERNET WEB SITE
www.csam.com


                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA #9904-649-2
F/F/C: [Account Number and Account registration]

SELLING SHARES IN WRITING

    Some circumstances require a written sell order, along with a signature guarantee. These include:

    - accounts whose address of record has been changed within the past 30 days

    - redemptions in certain large accounts (other than by exchange)

    - requests to send the proceeds to a different payee or address than on record

    - shares represented by certificates, which must be returned with your sell order

    A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

RECENTLY PURCHASED SHARES

    For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

LOW-BALANCE ACCOUNTS

    If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account:                      $2,000
IRAs:                                 $  250
Transfers/Gifts to Minors:            $  250

    The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.

                                  800-927-2874


                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

    For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

    For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

    For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

STATEMENTS AND REPORTS

    Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The funds generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, each of the funds may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with that fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.


    CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by the funds and other statistical characteristics of the funds (such as each fund's industry diversification). This information is made available after each month end on the funds' website www.csam.com.


RETIREMENT PLANS

    Credit Suisse offers a range of tax-advantaged retirement accounts, including:

    - Traditional IRAs

    - Roth IRAs

    - Spousal IRAs

    - Rollover IRAs

    - SEP IRAs

    To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

TRANSFERS/GIFTS TO MINORS

    Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

ACCOUNT CHANGES

    Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


    Your purchase order will be canceled if you place a telephone order by 4 p.m. ET and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.


    If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

    While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

    The funds reserve the right to:


     - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e. frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt the fund and its shareholders, the fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based-program accounts, among others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), market timing could adversely affect shareholders.


     -    charge a wire-redemption fee

     - make a "redemption in kind"-- payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

     - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

     - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect
          it)

                                  800-927-2874


                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

    - making the funds available to you

    - account servicing and maintenance

    - other administrative services related to sale of the Common Class shares

    The Small Cap Growth Fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Common Class shares. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.


    The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                              FOR MORE INFORMATION

    More information about the funds is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

    Includes financial statements, portfolio investments and detailed performance information.

    The Annual Report also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

OTHER INFORMATION


    A current Statement of Additional Information (SAI), which provides more detail about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


    Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
800-927-2874

BY FACSIMILE:
888-606-8252

BY MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184


ON THE INTERNET:
www.csam.com

SEC FILE NUMBERS:

Credit Suisse Mid-Cap Growth Fund                                      811-05396
Credit Suisse Small Cap Growth Fund                                    811-07909

P.O. BOX 55030, BOSTON, MA  02205-5030
800-927-2874 o www.csam.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR        WPFOC-1-0204

                                           [Credit Suisse Asset Management Logo]

CREDIT SUISSE ADVISOR FUNDS
Prospectus

ADVISOR CLASS
February 28, 2004

                                      - CREDIT SUISSE
                                      SMALL CAP GROWTH FUND

    As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

    Credit Suisse Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

                              KEY POINTS............................. 3
                                 Goal and Principal Strategies....... 3
                                 A Word About Risk................... 3
                                 Investor Profile.................... 3
                              PERFORMANCE SUMMARY.................... 5
                                 Year-by-Year Total Returns.......... 5
                                 Average Annual Total Returns........ 6
                              INVESTOR EXPENSES...................... 7
                                 Fees and Fund Expenses.............. 7
                                 Example............................. 8
                              THE FUND IN DETAIL..................... 9
                                 The Management Firms................ 9
                                 Fund Information Key................ 9
                                 Goal and Strategies................. 9
                                 Portfolio Investments............... 9
                                 Risk Factors........................ 9
                                 Portfolio Management................10
                                 Investor Expenses....................
                              MORE ABOUT RISK........................13
                                 Introduction........................13
                                 Types of Investment Risk............13
                                 Certain Investment Practices........16
                              MEET THE MANAGERS......................18
                              MORE ABOUT YOUR FUND...................19
                                 Share Valuation.....................19
                                 Account Statements..................19
                                 Distributions.......................19
                                 Taxes...............................19
                              OTHER INFORMATION......................21
                                 About the Distributor...............21
                              BUYING SHARES..........................22
                              SELLING SHARES.........................25
                              SHAREHOLDER SERVICES...................27
                              OTHER POLICIES.........................28
                              FOR MORE INFORMATION...........BACK COVER

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

           -------------------------------------------------------------------------------------------------------------
                   GOAL                             PRINCIPAL STRATEGIES                     PRINCIPAL RISK FACTORS

           ----------------------- ------------------------------------------------------ ------------------------------
           Capital growth          - Invests  at least 80% of its net  assets,  plus any     - Market risk
                                   borrowings for investment purposes, in equity             - Special-situation
                                   securities of small U.S. companies                        companies
                                    - Using a growth investment style, may look              - Start-up and other
                                   for either developing or older companies in a growth      small companies
                                   stage or companies providing products or
                                   services with a high unit-volume growth rate
           ----------------------- ------------------------------------------------------ ------------------------------

A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

    Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

    Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

    The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES

    "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

    Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

INVESTOR PROFILE

    THE FUND IS DESIGNED FOR INVESTORS WHO:

    - are investing for long-term goals

    - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

    - are looking for capital appreciation

    - want to diversify their portfolios with a more aggressive stock fund

    IT MAY NOT BE APPROPRIATE IF YOU:

    - are investing for a shorter time horizon

    - are uncomfortable with an investment that will fluctuate in value

    - are looking for income

    You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund's Common Class shares. The bar chart shows you how fund performance related to the Common Class shares has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broad based securities market index. The after-tax returns are shown for Common Class shares only. The after-tax returns for Advisor Class shares will vary and might be higher. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS*

                            1997                  22.29
                            1998                  -1.40
                            1999                  99.23
                            2000                  -9.11
                            2001                 -13.07
                            2002                 -30.78
                            2003                  46.45

SMALL CAP GROWTH FUND
Best quarter:  58.51% (Q4 99)
Worst quarter:   -25.20% (Q3 01)
Inception date: 12/31/96

* Performance for Advisor Class shares of the fund is not provided because this class does not have a full calendar year of performance. Although Common Class shares are not offered in this prospectus, they are invested in the same portfolio. Advisor Class shares' annual returns might be higher to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses.

                        AVERAGE ANNUAL TOTAL RETURNS (1)

                                             ONE YEAR     FIVE YEARS     TEN YEARS     LIFE OF   INCEPTION
         PERIOD ENDED 12/31/03:                2003        1999-2003     1994-2003      CLASS      DATE
  RETURN BEFORE TAXES                          46.45%        9.79%       N/A         9.79%       12/31/96
  RETURNS AFTER TAXES ON
  DISTRIBUTIONS                                46.45%        9.62%       N/A         9.63%
  RETURNS AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                                       30.19%        8.46%       N/A         8.55%
  RUSSELL 2000 (R) GROWTH
  INDEX (2) (REFLECTS NO
  DEDUCTIONS FOR FEES, EXPENSES
  OR TAXES)                                    48.54%        0.86%      N/A          2.56%

(1) The fund's Advisor Class shares commenced operations as of the date hereof. The total returns shown are for the fund's Common Class shares. The fund's Advisor Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Advisor Class shares' annual returns might be higher to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses.

(2) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

                            UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

- After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are expected amounts for the fiscal year ending October 31, 2004.

    ---------------------------------------------------------------
    SHAREHOLDER FEES
    (paid directly from your investment)
    ---------------------------------------------------------------
    Sales charge "load" on purchases                      NONE
    ---------------------------------------------------------------
    Deferred sales charge "load"                          NONE
    ---------------------------------------------------------------
    Sales charge "load" on reinvested distributions       NONE
    ---------------------------------------------------------------
    Redemption fees                                       NONE
    ---------------------------------------------------------------
    Exchange fees                                         NONE
    ---------------------------------------------------------------
    ANNUAL FUND OPERATING EXPENSES
     (deducted from fund assets)
    ---------------------------------------------------------------
    Management fee                                           1.00%
    ---------------------------------------------------------------
    Distribution and service (12b-1) fee                      .50%
    ---------------------------------------------------------------
    Other expenses                                            .86%
                                                             -----
    ---------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING EXPENSES*                    2.36%
    ---------------------------------------------------------------


(*) Estimated fees and expenses for the fiscal year ending October 31, 2004 are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

              EXPENSES AFTER WAIVERS
              AND REIMBURSEMENTS

              Management fee                                     .30%
              Distribution and service (12b-1) fee               .50%
              Other expenses                                     .86%
                                                                 ----
              NET ANNUAL FUND OPERATING EXPENSES                1.66%

                                     EXAMPLE

This example may help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

            ------------------ ---------------- -------------- --------------
               ONE YEAR         THREE YEAR      FIVE YEARS      TEN YEARS
            ------------------ ---------------- -------------- --------------
                $239               $736            $1,260        $2,696
            ------------------ ---------------- -------------- --------------

                               THE FUND IN DETAIL

THE MANAGEMENT FIRM
CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

    - Investment adviser for the fund

    - Responsible for managing the fund's assets according to its goal and strategies

    - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

    - As of September 30, 2003, Credit Suisse Asset Management companies managed approximately $49 billion in the U.S. and $312.7 billion globally

    - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sao Paulo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    During the 2003 fiscal year, the fund paid CSAM 1.00% of its average net assets for advisory services.

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

MULTI-CLASS STRUCTURE

    This Prospectus offers Advisor Class shares of the fund, which are sold to eligible investors directly or through financial intermediaries with no front-end or contingent deferred sales charge but with an ongoing distribution and service fee of 0.50%. The fund also offers Common Class and Class A, Class B and Class C shares through separate prospectuses. Common Class shares are sold with no front-end or deferred sales charges but are closed to new investors, with certain exceptions. Class A, Class B and Class C shares are soled through financial services firms with front-end sales and/or deferred sales charges.

FUND INFORMATION KEY

    A concise description of the fund begins on the next page. The description provides the following information about the fund:

GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

    The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

    The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

    The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

    A table showing the fund's audited financial performance for up to five years.

    - TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

    - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase your income-tax liability.

    The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

GOAL AND STRATEGIES

    The fund seeks capital growth. To pursue this goal, it invests in equity securities of small U.S. growth companies.

    In seeking to identify growth companies -- companies with attractive capital-growth potential -- the fund's portfolio managers often look for:

    - companies still in the developmental stage

    - older companies that appear to be entering a new stage of growth

    - companies providing products or services with a high unit-volume growth rate

     The fund may invest in start-up and other small companies that may have less experienced management, limited product lines, unproven track records or inadequate capital reserves. The fund may invest in start-up and other small companies that may have less experienced management, limited product lines, unproven track records or inadequate capital reserves. The fund may also invest in emerging-growth companies -- small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include "special-situations companies" -- companies experiencing unusual developments affecting their market value.

    Under normal market conditions, the fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2003, market capitalizations of Russell 2000 companies ranged from $42 million to $2.02 billion.

    Some companies may outgrow the definition of a small company after the fund has purchased their securities. These companies continue to be considered small for purposes of the fund's minimum 80% allocation to small-company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

    The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

    The fund's equity holdings may include:

    - common stocks and preferred stocks

    - securities convertible into common stocks

    - rights and warrants

    The fund may invest up to 10% of its assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including up to 5% of its net assets in debt securities rated below investment grade. To a limited extent, it may also engage in other investment practices.

RISK FACTORS

    The fund's principal risk factors are:

    - market risk

    - special-situation companies

    - start-up and other small companies

    The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

    Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

    Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

    Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

    The Credit Suisse Small/Mid-Cap Growth Team is responsible for the day-to-day portfolio management of the fund. The team currently consists of Roger M. Harris, Robert S. Janis, Sammy Oh and John P. Rhodes. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The fund's Advisor Class shares commenced operations as of the date hereof. The figures below are related to the fund's Common Class shares and have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

       YEAR ENDED:                         2003         2002          2001          2000          1999
       PER SHARE DATA

       Net asset value, beginning of year  $12.58       $15.38        $23.11        $16.60        $10.11
       Investment operations:
        Net investment loss                 (0.18)(1)    (0.18)(1)     (0.18)        (0.13)        (0.13)
       Net gain (loss) on investments (both
        realized and unrealized)             5.74        (2.62)        (7.55)         7.28          6.62
         Total from investment operations    5.56        (2.80)        (7.73)         7.15          6.49
       Less Distributions:

       Distributions   from  net
       realized gains                          --           --            --         (0.64)           --
       Net asset value, end of year        $18.14       $12.58        $15.38        $23.11        $16.60
       Total return(2)                      44.20%      (18.21)%      (33.45)%       43.65%        64.19%
       RATIOS AND SUPPLEMENTAL DATA
       Net assets, end of year
        (000s omitted)                    $77,236      $42,918       $36,445       $47,900        $9,020
       Ratio of  expenses  to average
       net assets                            1.40%        1.40%        1.40%          1.42%         1.41%
       Ratio of net investment loss to
       average net assets (3)              (1.23)%       (1.18)%      (1.04)%        (0.80)%       (1.06)%
       Decrease reflected in above
       operating  expense ratios due to
       waivers/reimbursements                0.71%        0.98%        0.54%           .56%         2.13%
       Portfolio turnover rate                 69%           72%         74%            94%          192%

(1) Per share information is calculated using the average shares outstanding method.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class Shares' net expense ratio by .02%, and .01% for the years ended October 31, 2000, and 1999, respectively. The Common Shares' operating expense ratio after reflecting these arrangements was 1.40% for the years ended October 31, 2000 and 1999, respectively. For the years ended October 31, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                                 MORE ABOUT RISK

INTRODUCTION

    The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

    The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this Prospectus.

    CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

    MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                      This page is intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:



    /x/        Permitted without limitation; does not indicate actual use
    20%        Italic type (e.g., 20%) represents an investment
               limitation as a percentage of NET fund assets; does
               not indicate actual use
     20%       Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not
               indicate actual use
    / /        Permitted, but not expected to be used to a significant
               extent
      --       Not permitted

                        INVESTMENT PRACTICE                                                     LIMIT
                        ----------------------------------------------------------------------- -----------
                        BORROWING The borrowing of money from banks to meet                      33 1/3%
                        redemptions or for other temporary or emergency purposes.
                        Speculative exposure risk.
                        ----------------------------------------------------------------------- -----------
                        FOREIGN SECURITIES Securities of foreign issuers. May
                        include  depository  receipts.   Currency,   information,   liquidity,
                        market, operational, political, valuation risks.                             10%
                        ----------------------------------------------------------------------- -----------
                        FUTURES AND OPTIONS ON FUTURES Exchange-traded
                        contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or
                        stock indexes. Futures obligate the fund (or give it the
                        right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
                        Correlation, currency, hedged exposure, interest-rate,
                        market, speculative exposure risks.(2)                                      /x/
                        ----------------------------------------------------------------------- -----------
                        INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
                        within the four highest grades (AAA/Aaa through BBB/Baa) by
                        Standard & Poor's or Moody's rating service, and unrated
                        securities of comparable quality. Credit, interest-rate,
                        market risks.                                                                20%
                        ----------------------------------------------------------------------- -----------
                        NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities
                        rated below the fourth-highest grade (BBB/Baa) by Standard &
                        Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds.
                        Credit, information, interest-rate, liquidity, market,
                        valuation risks.                                                              5%
                        ----------------------------------------------------------------------- -----------
                        OPTIONS Instruments that provide a right to buy (call)
                        or sell (put) a particular security, currency or index of
                        securities at a fixed price within a certain time period.
                        The fund may purchase or sell (write) both put and call
                        options for hedging or speculative purposes.(1)
                        Correlation, credit, hedged exposure, liquidity, market,
                        speculative exposure risks.                                                  25%
                        ----------------------------------------------------------------------- -----------
                        RESTRICTED AND OTHER ILLIQUID SECURITIES Certain
                        securities with restrictions on trading, or those not
                        actively traded. May include private placements.

                        Liquidity, market, valuation risks.                                          15%
                        ----------------------------------------------------------------------- -----------
                        SECURITIES LENDING Lending portfolio securities to

                                       16


                        INVESTMENT PRACTICE                                                     LIMIT
                        ----------------------------------------------------------------------- -----------

                        financial institutions; the fund receives cash, U.S.
                        government securities or bank letters of credit as
                        collateral. Credit, liquidity, market risks.                             33 1/3%
                        ----------------------------------------------------------------------- -----------
                        SHORT POSITIONS Selling borrowed securities with the
                        intention of 10% repurchasing them for a profit on the
                        expectation that the market price will drop. If the fund
                        were to take short positions in stocks that increase in
                        value, then the fund would have to repurchase the
                        securities at that higher price and it would be likely
                        to underperform similar mutual funds that do not take
                        short positions. Liquidity, market, speculative exposure
                        risks.                                                                       10%
                        ------------------------------------------------------------------------ ----------
                        SPECIAL-SITUATION COMPANIES Companies experiencing
                        unusual developments affecting their market values. Special situations may include acquisition, consolidation,
                        reorganization, recapitalization, merger, liquidation,
                        special distribution, tender or exchange offer, or
                        potentially favorable litigation. Securities of a
                        special-situation company could decline in value and hurt
                        the fund's performance if the anticipated benefits of the
                        special situation do not materialize. Information, market
                        risks.                                                                      / /
                        ------------------------------------------------------------------------ ----------
                        START-UP AND OTHER SMALL COMPANIES Companies with small
                        relative market capitalizations, including those with
                        continuous operations of less than three years.
                        Information, liquidity, market, valuation risks.                            / /
                        ------------------------------------------------------------------------ ----------
                        TEMPORARY DEFENSIVE TACTICS Placing some or all of the
                        fund's assets in investments such as money-market
                        obligations and investment-grade debt securities for
                        defensive purposes. Although intended to avoid losses in
                        adverse market, economic, political or other conditions,
                        defensive tactics might be inconsistent with the fund's
                        principal investment strategies and might prevent the fund
                        from achieving its goal.                                                    / /
                        ------------------------------------------------------------------------ ----------
                        WARRANTS Options issued by a company granting the
                        holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time.
                        Liquidity, market, speculative exposure risks.                               15%
                        ------------------------------------------------------------------------ ----------
                        WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The
                        purchase or sale of securities for delivery at a future
                        date; market value may change before delivery. Liquidity,
                        market, speculative exposure risks.                                          20%
                        ------------------------------------------------------------------------ ----------

(1)The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2)The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS

The Credit Suisse Small/Mid-Cap Growth Team is responsible for the day-to-day portfolio management of the fund. The team currently consists of Roger M. Harris, Robert S. Janis, Sammy Oh and John P. Rhodes.

ROGER M. HARRIS, Managing Director, has been a team member of the fund since July 2003. He joined Warburg Pincus Asset Management, Inc. (Warburg Pincus) in 1996 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a portfolio manager and research analyst at Centennial Associates and Spears, Benzak, Salomon & Farrell, and a vice president in charge of listed derivatives sales at both Donaldson, Lufkin & Jenrette and Smith Barney, Harris Upham. Mr. Harris holds a B.A. in Managerial Economics from Union College and a M.B.A. from the Harvard Graduate School of Business.

ROBERT S. JANIS, Managing Director, has been a team member of the fund since July 2003. He is a portfolio manager and analyst specializing in post-venture capital, distribution management and small-capitalization U.S. equity portfolios. He joined Warburg Pincus in 1994 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a Vice President and senior equity analyst at U.S. Trust Company of New York. Mr. Janis holds a B.A. in Economics from the University of Pennsylvania and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

SAMMY OH, Managing Director, has been a team member of the fund since March 1999. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1997, Mr. Oh was vice president at Bessemer Trust from 1995 to 1997 and vice president at Forstmann-Leff from 1993 to 1995. He received an A.B. in Economics and Cognitive Psychology from Stanford and a M.B.A. from Dartmouth College's Tuck School of Business.

JOHN P. RHODES, CFA, Director, has been a team member of the fund since 2004. He is a portfolio manager and analyst specializing in post-venture capital, distribution management and small-capitalization U.S. equity portfolios. He joined Warburg Pincus in 1996 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a Vice-President and client advisor at Bankers Trust Company, and an Assistant Vice President with the pension investment strategy group at Equitable Capital Management. Mr. Rhodes holds a B.S. in industrial management from Georgia Institute of Technology.

            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

SHARE VALUATION

    The price of your shares is also referred to as their net asset value (NAV).

    The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. ET) each day the NYSE is open for business. It is calculated by dividing the Advisor Class's total assets, less its liabilities, by the number of Advisor Class shares outstanding.

    The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, or when the value of a security has been materially affected by events occurring after the relevant market closes, the fund may price those securities at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

ACCOUNT STATEMENTS

    In general, you will receive account statements as follows:

    - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

    - after any changes of name or address of the registered owner(s)

    - otherwise, every calendar quarter

    You will also receive annual and semiannual financial reports.

DISTRIBUTIONS

    As a fund investor, you will receive distributions.

    The fund earns dividends from stocks and interest from bond, money- market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

    The fund typically distributes dividends and capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

    Distributions may be reinvested in additional shares without any initial or deferred sales charge. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

    Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

TAXES

    As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

    As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

    Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements. The fund expects that most of its distributions will be attributable to capital gains, which could be short-term or long-term.

    If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

    We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

    Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR

    Credit Suisse Asset Management Securities, Inc. (CSAMSI), a wholly owned subsidiary of CSAM, is responsible for:

    - making the fund available to you

    - account servicing and maintenance

    - other administrative services related to sale of the Advisor Class shares

    Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate these firms for their services. The current 12b-1 fee is .50% per annum of the average daily net assets of the fund's Advisor Class shares, although under the 12b-1 plan the fund is authorized to pay up to .75% of the average daily net assets of the fund's Advisor Class shares. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Advisor Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

    The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                                  BUYING SHARES

OPENING AN ACCOUNT

    Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

    If you need an application, call our Institutional Services Center to receive one by mail or fax.

    You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV. The fund reserves the right to reject any purchase order.

    In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.

BUYING AND SELLING SHARES

    The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (currently 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we or your financial services firm, as the case may be, have received a completed purchase application and payment for shares (as described in this Prospectus).

FINANCIAL-SERVICES FIRMS

    You can also buy and sell the fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

    Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

ADDING TO AN ACCOUNT

    You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Advisor Class account application.

INVESTMENT CHECKS

    Checks should be made payable in U.S. dollars to Credit Suisse Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Advisor Funds. These types of checks will be returned to you and your purchase order will not be processed.

EXCHANGING SHARES

The fund reserves the right to

o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions

    If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed net asset value.

                                  BUYING SHARES

                                OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                  BY CHECK
                  - Complete the Credit Suisse                      - Make your check payable to Credit
                       Advisor Funds New Account                    Suisse Advisor Funds.
                       Application.                                 - Write the account number and the
                  - Make your check payable to Credit               fund name on your check.
                       Suisse Advisor Funds.                        - Mail to Credit Suisse Advisor Funds.
                  - Write the fund name on the check.
                  - Mail to Credit Suisse Advisor Funds.

                  BY EXCHANGE
                  - Call our Institutional Services                 - Call our Institutional Services
                       Center to request an exchange from           Center to request an exchange from
                       another Credit Suisse Advisor Fund           another Credit Suisse Advisor Fund
                       or portfolio. Be sure to read the            or portfolio.
                       current Prospectus for the new               - If you do not have telephone
                       fund or portfolio.                           privileges, mail or fax a letter of
                  - If you do not have telephone                    instruction signed by all
                       privileges, mail or fax a letter of          shareholders.
                       instruction signed by all
                       shareholders.

                  BY WIRE
                  - Complete and sign the New Account               - Call our Institutional Services
                       Application.                                 Center by 4 p.m. Eastern Time to inform
                  - Call our Institutional Services                 us of the incoming wire. Please be
                       Center and fax the signed New                sure to specify the account
                       Account Application by 4 p.m.                registration, account number and the
                       Eastern Time.                                fund name on your wire advice.
                  - The Institutional Services Center               - Wire the money for receipt that day.
                       will telephone you with your account
                       number. Please be sure to specify the
                       account registration, account number and
                       the fund name on your wire advice.
                  - Wire your initial investment for
                       receipt that day.
                  - Mail the original, signed application to
                       Credit Suisse  Advisor Funds.

                  BY ACH TRANSFER
                  - Cannot be used to open an account.              - Call our Institutional Services
                                                                    Center to request an ACH transfer from
                                                                    your bank.
                                                                    - Your purchase will be effective at
                                                                    the next NAV calculated after we receive
                                                                    your order in proper form.
                                                                    - Requires ACH on Demand privileges.

                          INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                     MONDAY-- FRIDAY, 8:30 A.M.-- 6 P.M. ET

                                 SELLING SHARES

                         SELLING SOME OR ALL OF YOUR SHARES               CAN BE USED FOR
                  BY MAIL
                  Write us a letter of instruction that              - Sales of any amount.
                  includes:
                  - your name(s) and signature(s) or, if
                    redeeming on an investor's behalf, the
                    name(s) of the registered owner(s) and the
                    signature(s) of their legal representative(s)
                  - the fund name and account number
                  - the dollar amount you want to sell
                  - how to send the proceeds
                  Obtain a signature guarantee or other
                  documentation, if required (see "Selling
                  Shares in Writing").
                  Mail the materials to Credit Suisse
                  Advisor Funds.
                  If only a letter of instruction is
                  required, you can fax it to the
                  Institutional Services Center (unless a
                  signature guarantee is required).

                  BY EXCHANGE
                  - Call our Institutional Services                  - Accounts with telephone privileges.
                    Center to request an exchange into               If you do not have telephone privileges,
                    another Credit Suisse Advisor Fund or            mail or fax a letter of instruction to
                    portfolio. Be sure to read the current           exchange shares.
                    Prospectus for the new fund or
                    portfolio.

                  BY PHONE
                  Call our Institutional Services Center to          - Accounts with telephone privileges.
                  request a redemption. You can receive the
                  proceeds as:
                  - a check mailed to the address of record
                  - an ACH transfer to your bank
                  - a wire to your bank See
                  "By Wire or ACH Transfer" for details.

                  BY WIRE OR ACH TRANSFER
                  - Complete the "Wire Instructions" or              - Requests by phone or mail.
                    "ACH on Demand" section of your
                  New Account Application.
                  - For federal-funds wires, proceeds
                    will be wired on the next business
                    day. For ACH transfers, proceeds
                    will be delivered within two
                    business days.

                                 HOW TO REACH US

INSTITUTIONAL SERVICES CENTER
Toll free: 800-222-8977
Fax:      646-354-5026

MAIL
Credit Suisse Advisor Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE
Boston Financial Data Services, Inc.
Attn: Credit Suisse Advisor Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE
www.csam.com

                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Advisor Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Account registration]

SELLING SHARES IN WRITING

    Some circumstances require a written sell order, along with a signature guarantee. These include:

    - accounts whose address of record has been changed within the past 30 days

    - redemptions in certain large accounts (other than by exchange)

    - requests to send the proceeds to a different payee or address than on record

    - shares represented by certificates, which must be returned with your sell order

    A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

RECENTLY PURCHASED SHARES

For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Advisor fund.

                          INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                     MONDAY-- FRIDAY, 8:30 A.M.-- 6 P.M. ET

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Services Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

    For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

    For making automatic monthly, quarterly, semiannual or annual withdrawals.

STATEMENTS AND REPORTS

    The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

    CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by the fund and other statistical characteristics of the fund (such as the fund's industry diversification). This information is made available after each month end on the fund's website www.csam.com.

TRANSFERS/GIFTS TO MINORS

    Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

ACCOUNT CHANGES

    Call our Institutional Services Center to update your account records whenever you change your address. The Institutional Services Center can also help you change your account information or privileges.

                                 OTHER POLICIES

TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

    Your purchase order will be canceled if you place a telephone order by 4 p.m. ET and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear

    If you wire money without first calling our Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

    While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

    Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

    The fund reserves the right to:

    - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e. frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt the fund and its shareholders, the fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based-program accounts, among others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), market timing could adversely affect shareholders.

    -   charge a wire-redemption fee

    - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

    - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

    - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect
        it)

                          INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                     MONDAY-- FRIDAY, 8:30 A.M.-- 6 P.M. ET

                       This page intentionally left blank

                              FOR MORE INFORMATION

    More information about the fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL  REPORT TO SHAREHOLDERS

    Includes financial statements, portfolio investments and detailed performance information.

    The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

OTHER INFORMATION

    A current Statement of Additional Information (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

    You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

    Please contact Credit Suisse Advisor Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
800-222-8977

BY FACSIMILE:
646-354-5026

BY MAIL:
Credit Suisse Advisor Funds
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Advisor Funds
66 Brooks Drive
Braintree, MA 02184

ON THE INTERNET:
www.csam.com

SEC FILE NUMBER:

Credit Suisse Small Cap
Growth Fund                                                            811-07909

P.O. BOX 55030, BOSTON, MA 02205-5030
1-800-927-2874 o www.csam.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSFOC-1-0204

                      [CREDIT SUISSE ASSET MANAGEMENT Logo]


CREDIT SUISSE FUNDS
Prospectus
CLASS A, B AND C SHARES
February 28, 2004


- CREDIT SUISSE
SMALL CAP GROWTH FUND

    As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

    Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS....................................................................3
   Goal and Principal Strategies..............................................3
   A Word About Risk..........................................................3
   Investor Profile...........................................................5
PERFORMANCE SUMMARY...........................................................5
   Year-by-Year Total Returns.................................................6
   Average Annual Total Returns...............................................7
INVESTOR EXPENSES.............................................................7
   Fees and Fund Expenses.....................................................8
   Example....................................................................9
THE FUND IN DETAIL............................................................9
   The Management Firm........................................................9
   Fund Information Key.......................................................9
   Goal and Strategies........................................................9
   Portfolio Investments......................................................9
   Risk Factors...............................................................9
   Portfolio Management.......................................................10
   Financial Highlights.......................................................12
MORE ABOUT RISK...............................................................13
   Introduction...............................................................13
   Types of Investment Risk...................................................13
   Certain Investment Practices...............................................15
MEET THE MANAGERS.............................................................17
MORE ABOUT YOUR FUND..........................................................18
   Share Valuation............................................................18
   Distributions..............................................................18
   Taxes......................................................................18
   Statements and Reports.....................................................19
BUYING AND SELLING SHARES.....................................................20
SHAREHOLDER SERVICES..........................................................22
OTHER POLICIES................................................................23
OTHER SHAREHOLDER INFORMATION.................................................24
OTHER INFORMATION.............................................................29
   About the Distributor......................................................29
FOR MORE INFORMATION.............................................     back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

       GOAL                PRINCIPAL STRATEGIES           PRINCIPAL RISK FACTORS

Capital growth     - Invests at least 80% of its          - Market risk
                   net assets, plus any borrowings        - Special-situation
                   for investment purposes, in equity     companies
                   securities of small U.S. companies     - Start-up and other
                   - Using a growth investment            small companies
                   style, may look for either
                   developing or older companies
                   in a growth stage or
                   companies providing products
                   or services with a high
                   unit-volume growth rate

A WORD ABOUT RISK

    All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.


    Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.


    Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK


    The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.


START-UP AND OTHER SMALL COMPANIES

    Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES


    "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.


INVESTOR PROFILE


    THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    are investing for long-term goals


     - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

     -    are looking for capital appreciation

     -    want to diversify their portfolios with a more aggressive stock fund


    IT MAY NOT BE APPROPRIATE IF YOU:

     -    are investing for a shorter time horizon

     -    are uncomfortable with an investment that will fluctuate in value

     -    are looking for income

    You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS

Best quarter:  21.10% (Q2 03)
Worst quarter:  -19.36% (Q3 02)
Inception date: 11/30/01

                                                        2002     -30.80%
                                                        2003     46.48%




                        AVERAGE ANNUAL TOTAL RETURNS (1)


                                       ONE YEAR       THREE YEARS FIVE YEARS         LIFE OF        INCEPTION
      PERIOD ENDED 12/31/03:             2003        2001-2003       1999-2003        CLASS           DATE\
CLASS A RETURN BEFORE TAXES              38.08%        N/A             N/A           1.64%             11/30/01
CLASS A RETURN AFTER TAXES ON
DISTRIBUTIONS                            38.08%        N/A             N/A           1.64%
CLASS A RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF                24.75%        N/A             N/A           1.40%
FUND SHARES
RUSSELL 2000(R) GROWTH INDEX (2)
(REFLECTS NO DEDUCTIONS FOR FEES,
EXPENSES OR TAXES)                       48.54%        N/A             N/A           8.45%


(1) Performance for the Class B and C shares is not provided because these classes commenced operations as of the date of this Prospectus.

(2) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

                            UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.


- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are expected amounts for the fiscal year ending October 31, 2004.




                                                                   CLASS A       CLASS B(2)   CLASS C
SHAREHOLDER FEES
(paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                     5.75%(1)      NONE         NONE
Maximum deferred sales charge (load) (as a percentage of
 original purchase price or redemption proceeds, as
 applicable)                                                       NONE         4.00%(3)     1.00%(4)
Maximum sales charge (load) on reinvested distributions (as
 a percentage of offering price)                                   NONE          NONE         NONE
Redemption fees                                                    NONE          NONE         NONE
Exchange fees                                                      NONE          NONE         NONE
ANNUAL FUND OPERATING EXPENSES (deducted from fund assets)
Management fee                                                     1.00%       1.00%        1.00%
Distribution and service (12b-1) fee                                .25%       1.00%        1.00%
Other expenses                                                      .86%        .86%         .86%
                                                                --------        ----         ----
TOTAL ANNUAL FUND OPERATING EXPENSES*                              2.11%       2.86%        2.86%


(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples that follow. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4)  1% during the first year.

* Estimated fees and expenses for the fiscal year ending October 31, 2004 are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

 EXPENSES AFTER WAIVERS

 AND REIMBURSEMENTS                          CLASS A   CLASS B   CLASS C

 Management fee                                 .29%       .29%      .29%
 Distribution and service (12b-1) fee           .25%      1.00%     1.00%
 Other expenses                                 .86%       .86%      .86%
                                                ----       ----      ----
 NET ANNUAL FUND OPERATING EXPENSES            1.40%      2.15%     2.15%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the table above (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS


CLASS A (WITH OR WITHOUT

REDEMPTION)                     $777       $1,198        $1,644       $2,876
CLASS B (REDEMPTION AT END OF   $689       $1,086        $1,508       $3,008
PERIOD)

CLASS B (NO REDEMPTION)         $289       $886          $1,508       $3,008
CLASS C (REDEMPTION AT END OF   $389       $886          $1,508       $3,185
PERIOD)

CLASS C (NO REDEMPTION)         $289       $886          $1,508       $3,185

                               THE FUND IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

     -    Investment adviser for the fund

     - Responsible for managing the fund's assets according to its goal and strategies

     - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients.


     - As of September 30, 2003, Credit Suisse Asset Management companies managed approximately $49 billion in the U.S. and $312.7 billion globally

     - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sap Paulo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

    During the 2003 fiscal year, the fund paid CSAM 0.29% of its average net assets for advisory services.

    For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

MULTI-CLASS STRUCTURE

    This Prospectus offers Class A, B and C shares of the fund, which are sold through financial intermediaries and other financial services firms and are sold with a front-end sales load (Class A) or a contingent deferred sales charge imposed on redemptions within specified time periods (Classes B and C). The fund offers Common Class and Advisor Class shares through separate Prospectuses. Common Class shares are sold with no front-end or deferred sales charges but are closed to new investors, except for shareholders who held Common Class shares as of the close of business on December 12, 2001 and other eligible investors as described later in this Prospectus on Page[__]. Eligible investors may be able to purchase Common Class shares through certain intermediaries or directly from the fund. Advisor Class shares are sold to eligible investors directly or through financial intermediaries with no front-end or deferred sales charge, but with ongoing service and distribution fees of 0.50%.


FUND INFORMATION KEY


    A concise description of the fund begins on the next page. The description provides the following information:


GOAL AND STRATEGIES

    The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


    The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."


RISK FACTORS

    The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT

    The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

    A table showing the fund's audited financial performance for up to five years.


    - TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

    - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could increase your income-tax liability.

    The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.


GOAL AND STRATEGIES

     The fund seeks capital growth. To pursue this goal, it invests in equity securities of small U.S. growth companies.

    In seeking to identify growth companies -- companies with attractive capital-growth potential -- the fund's portfolio managers often look for:

    - companies still in the developmental stage

    - older companies that appear to be entering a new stage of growth

    - companies providing products or services with a high unit-volume growth rate

         The fund may invest in start-up and other small companies that may have less experienced management, limited product lines, unproven track records or inadequate capital reserves. The fund may also invest in emerging-growth companies -- small or medium-size companies that have passed their start-up phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include "special-situations companies" -- companies experiencing unusual developments affecting their market value.


    Under normal market conditions, the fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2003, market capitalizations of Russell 2000 companies ranged from $42 million to $2.02 billion.


    Some companies may outgrow the definition of a small company after the fund has purchased their securities. These companies continue to be considered small for purposes of the fund's minimum 80% allocation to small-company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.


    The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.


PORTFOLIO INVESTMENTS

    The fund's equity holdings may include:


    - common stocks and preferred stocks


    - securities convertible into common stocks

    - rights and warrants

    The fund may invest up to 10% of its assets in foreign securities. The fund may invest up to 20% of its net assets in debt securities, including up to 5% of its net assets in debt securities rated below investment grade. To a limited extent, it may also engage in other investment practices.

RISK FACTORS

    The fund's principal risk factors are:

    - market risk

    - special-situation companies

    - start-up and other small companies

    The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.


    Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

    Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

    Small companies and emerging-growth companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

    "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.


PORTFOLIO MANAGEMENT


     The Credit Suisse Small/Mid-Cap Growth Team is responsible for the day-to-day portfolio management of the fund. The team currently consists of Roger M. Harris, Robert S. Janis, Sammy Oh and John P. Rhodes. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The fund's Class B and C shares commenced operations as of the date of this Prospectus. The figures below are for the fund's Class A shares and have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.


                                                                  FOR THE           FOR THE
                                                                  PERIOD ENDED      PERIOD ENDED
                                                                  OCTOBER 31,       OCTOBER 31,
                                                                  2003(1)           2002(1)
PER SHARE DATA
Net asset value, beginning of                                     $12.57            $16.88
Investment operations

Net investment loss (2)                                           (0.18)            (0.15)
Net gain (loss) on investments (both realized and  unrealized)     5.75              (4.16)
 Total from investment operations                                 5.57              (4.31)
Net asset value, end of year                                      $18.14            $12.57
Total return (3)                                                  44.31%            (25.53)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                          $920              $322
Ratio of expenses to average net assets(4)                        1.40%             1.40% (5)
Ratio of net investment loss to average net assets                (1.24)%           (1.14)% (5)
Decrease reflected in above operating expense ratios due to
 waivers/reimbursements                                           0.71%             1.13% (5)
Portfolio turnover rate                                           69%               72%


(1)  For the period November 30, 2001 (inception date) to October 31, 2002.

(2) Per share information is calculated using the average share outstanding method.


(3) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total return would have been lower. Total return for periods of less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2003 and 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

(5)  Annualized.

                                 MORE ABOUT RISK

INTRODUCTION


    The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

    The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


TYPES OF INVESTMENT RISK

    The following risks are referred to throughout this Prospectus.

    CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

    CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

    CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

    EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

    INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

    INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

    LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.


    MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including stocks and bonds, and the mutual funds that invest in them.


    OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

    POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

    VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

 [ ]       Permitted without limitation; does not indicate actual use

/20%/      Italic type (e.g., 20%) represents an investment
           limitation as a percentage of NET fund assets; does
           not indicate actual use
 20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use
 [-]       Permitted, but not expected to be used to a significant
           extent
  --       Not permitted

                       INVESTMENT PRACTICE                                LIMIT


BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                               33 1/3%


FOREIGN SECURITIES Securities of foreign issuers. May
include depository receipts. Currency,
information, liquidity, market, operational, political,
valuation risks.                                                             10%

FUTURES AND OPTIONS ON FUTURES Exchange-traded
contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or
stock indexes. Futures obligate the fund (or give it the
right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.                                         [-]

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                                20%

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities
rated below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                              5%

OPTIONS Instruments that provide a right to buy (call)
or sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The fund may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1)
Correlation, credit, hedged exposure, liquidity, market,
speculative exposure risks.                                                  25%

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain
securities with restrictions on trading, or those not
actively traded. May include private placements.
Liquidity, market, valuation risks.                                          15%

SECURITIES LENDING Lending portfolio securities to
financial institutions; the fund receives cash, U.S.
government securities or bank letters of credit as
collateral. Credit, liquidity, market risks.                             33 1/3%


SHORT POSITIONS Selling borrowed securities with the
intention of repurchasing them for a profit on the
expectation that the market price will drop. If a fund were
to take short positions in stocks that increase in value,
then the fund would have to repurchase the securities at
that higher price and it would be likely to underperform
similar mutual funds that do not take the short positions.
Liquidity, market, speculative exposure risks.                              10%

SPECIAL-SITUATION COMPANIES Companies experiencing
unusual developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                                     [ ]

START-UP AND OTHER SMALL COMPANIES Companies with
small relative market capitalizations, including those with
continuous operations of less than three years.
Information, liquidity, market, valuation risks.                           [ ]

TEMPORARY DEFENSIVE TACTICS Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with a fund's
principal investment strategies and might prevent a fund
from achieving its goal.                                                   [ ]

WARRANTS Options issued by a company granting the
holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time.
Liquidity, market, speculative exposure risks.                             15%

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The
purchase or sale of securities for delivery at a future
date; market value may change before delivery. Liquidity,
market, speculative exposure risks.                                        20%


(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS


The Credit Suisse Small/Mid-Cap Growth Team is responsible for the day-to-day portfolio management of the fund. The team currently consists of Roger M. Harris, Robert S. Janis, Sammy Oh and John P. Rhodes.

ROGER M. HARRIS, Managing Director, has been a team member of the fund since July 2003. He joined Warburg Pincus Asset Management, Inc. (Warburg Pincus) in 1996 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a portfolio manager and research analyst at Centennial Associates and Spears, Benzak, Salomon & Farrell, and a vice president in charge of listed derivatives sales at both Donaldson, Lufkin & Jenrette and Smith Barney, Harris Upham. Mr. Harris holds a B.A. in Managerial Economics from Union College and a M.B.A. from the Harvard Graduate School of Business.

ROBERT S. JANIS, Managing Director, has been a team member of the fund since July 2003. He is a portfolio manager and analyst specializing in post-venture capital, distribution management and small-capitalization U.S. equity portfolios. He joined Warburg Pincus in 1994 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a Vice President and senior equity analyst at U.S. Trust Company of New York. Mr. Janis holds a B.A. in Economics from the University of Pennsylvania and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

SAMMY OH, Managing Director, has been a team member of the fund since March 1999. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1997, Mr. Oh was vice president at Bessemer Trust from 1995 to 1997 and vice president at Forstmann-Leff from 1993 to 1995. He received an A.B. in Economics and Cognitive Psychology from Stanford and a M.B.A. from Dartmouth College's Tuck School of Business.

JOHN P. RHODES, CFA, Director, has been a team member of the fund since 2004. He is a portfolio manager and analyst specializing in post-venture capital, distribution management and small-capitalization U.S. equity portfolios. He joined Warburg Pincus in 1996 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a Vice-President and client advisor at Bankers Trust Company, and an Assistant Vice President with the pension investment strategy group at Equitable Capital Management. Mr. Rhodes holds a B.S. in industrial management from Georgia Institute of Technology.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

SHARE VALUATION

    The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.


    The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, or when the value of a security has been materially affected by events occurring after the relevant market closes, the fund may price those securities at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.


    Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

DISTRIBUTIONS


    As a fund investor, you will receive distributions.

    The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

    The fund typically distributes dividends and capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax. Distributions may be reinvested in additional shares without any initial or deferred sales charge.


    Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 1-800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

TAXES

    As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS


    As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

    Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements. The fund expects that most of its distributions will be attributable to capital gains, which could be short-term or long-term.

    If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

    We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

    Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

STATEMENTS AND REPORTS

    The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 1-800-927-2874.

    CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by the fund and other statistical characteristics of the fund (such as the fund's industry diversification). This information is made available after each month end on the fund's website www.csam.com.

                           CHOOSING A CLASS OF SHARES

    This Prospectus offers you a choice of three classes of shares: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

o Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

o Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

o Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but because they have higher annual expenses, Class C shares are generally not appropriate if you are investing for the long term

o Class B shares would be a better choice than Class C shares only if you do not expect to redeem your shares in the next four years

    We describe Class A, B and C shares in detail in "OTHER SHAREHOLDER INFORMATION." The table below gives you a brief comparison of the main features of each class, which we recommend you discuss with your financial representative. Your financial representative will receive higher compensation if you choose Class B rather than Class A or Class C.

                                 MAIN FEATURES

CLASS A                   o    Initial sales charge of up to 5.75%

                          o    Lower sales charge for large purchases

                          o No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

                          o Lower annual expenses than Class B or C because of lower 12b-1 fee

--------------------------------------------------------------------------------
CLASS B                   o    No initial sales charge

                          o Deferred sales charge of up to 4.00% if you sell shares within 4 years of purchase

                          o Deferred sales charge declining to zero after 4 years

                          o Higher annual expenses than Class A shares because of higher 12b-1 fee

                          o Automatic conversion to Class A shares after 8 years, reducing future annual expenses

CLASS C                   o    No initial sales charge

                          o Deferred sales charge of 1.00% if you sell shares during the first year of purchase o Higher annual expenses than Class A shares because of higher 12b-1 fee

                          o No conversion to Class A shares, so annual expenses remain higher

     You may also go to the NASD website, www.nasdr.com, and click on "Understanding Mutual Fund Classes" under "Investor Education: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

                            BUYING AND SELLING SHARES

OPENING AN ACCOUNT

    You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

BUYING AND SELLING SHARES


    The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus). The fund reserves the right to reject any purchase order.

    The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs. The fund reserves the right to modify or waive the minimum investment amount requirements.

    The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.

    In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.

    You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share next computed after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the net asset value and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the net asset value of your fund on the day you redeem.

    Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund reserves the right to close the account and mail you the proceeds after 60 days' notice. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases.

EXCHANGING SHARES

    You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

    The fund reserves the right to

     o reject any purchase order made by means of an exchange from another fund

     o change or discontinue its exchange privilege after 60 days' notice to current investors

     o temporarily suspend the exchange privilege during unusual market conditions

    If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed net asset value.


    For more information regarding buying, selling or exchanging shares, contact your financial representative or call 1-800-927-2874.

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

    Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

    For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN


    For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.


TRANSFERS/GIFTS TO MINORS

    Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

TRANSACTION DETAILS

    You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


    Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


    Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

The fund reserves the right to:


     - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e. frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt the fund and its shareholders, the fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based-program accounts, among others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), market timing could adversely affect shareholders.

     -    charge a wire-redemption fee


     - make a "redemption in kind"-- payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations


     - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

     - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect
          it)

                          OTHER SHAREHOLDER INFORMATION


CLASSES OF SHARES AND SALES CHARGES

    Class A, B and C shares are identical except in three important ways: (1) each class bears different distribution and service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

CLASS A SHARES

OFFERING PRICE:

    The offering price for Class A shares is NAV plus the applicable sales charge (unless you are entitled to a waiver):


                         INITIAL SALES CHARGE - CLASS A

--------------------------------------------------------------------------------------------
                                                                              COMMISSION
                                                                             TO FINANCIAL
                                                                            REPRESENTATIVE
                                           AS A % OF         AS A % OF         AS A % OF
                                             AMOUNT          OFFERING          OFFERING
             AMOUNT PURCHASED               INVESTED           PRICE             PRICE
--------------------------------------------------------------------------------------------
Less than $50,000                            6.10%             5.75%             5.00%
--------------------------------------------------------------------------------------------
$50,000 to less than $100,000                4.99%             4.75%             4.00%
--------------------------------------------------------------------------------------------
$100,000 to less than $250,000               3.90%             3.75%             3.00%
--------------------------------------------------------------------------------------------
$250,000 to less than $500,000               2.56%             2.50%             2.00%
--------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000             2.04%             2.00%             1.75%
--------------------------------------------------------------------------------------------
$1,000,000 or more                             0*                0              1.00%**
--------------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

    The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

     1. Individuals and Members of Their Immediate Families: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

     2. Controlled Companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     3. Related Trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

     4. UGMA Accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and or an immediate family member.

    If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

    All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. IN ORDER TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE OF ANY OTHER INVESTMENTS THAT YOU OR YOUR RELATED ACCOUNTS HAVE IN THE CREDIT SUISSE FUNDS, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related accounts.


    From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1)  investment advisory clients of CSAM;


(2) officers, current and former directors of the fund, current and former directors or trustees of other investment companies managed by CSAM or its affiliates, officers, directors and full-time employees of the CSAM affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the fund);

(3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6)  Class B shares that are automatically converted to Class A shares;

(7) Class A shares acquired when dividends and distributions are reinvested in the fund; and

(8) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

    If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

    REDUCED INITIAL sales CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:

    LETTER OF INTENT. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

    RIGHT OF ACCUMULATION. You may be eligible for reduced sales charges based upon the current net asset value of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

    The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

    CONCURRENT PURCHASES. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

    REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or of another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

    CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.

    The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

    The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

o the net asset value at the time of purchase of the Class A shares being redeemed; or

o    the net asset value of such Class A shares at the time of redemption.

    For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.

CLASS B SHARES

    You may choose to purchase Class B shares at the fund's net asset value, although such shares may be subject to a CDSC if you redeem your investment within four years. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

    When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

              YEAR AFTER                                     CDSC
               PURCHASE                                   PERCENTAGE
                  1st                                         4%
                  2nd                                         3%
                  3rd                                         2%
                  4th                                         1%
             After 4th year                                  None

    Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

    THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

(3) redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

(4) redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

(5) Class B shares acquired when dividends and distributions are reinvested in the fund.

    Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC.

    Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:


CLASS B SHARES                                                        WHEN CONVERTED TO CLASS A
Shares issued at initial purchase                                     Eight years after date of purchase

Shares issued on reinvestment of dividends and distributions          In the same proportion as the number of Class B shares
                                                                      converting is to total Class B shares you own (excluding
                                                                      shares issued as a dividend)

Shares issued upon exchange from another Credit Suisse Fund           On the date the shares originally acquired would have
                                                                      Oonverted into Class A shares

    REINSTATEMENT PRIVILEGE. If you redeemed Class B or Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class B or Class C shares, as appropriate, of the fund or of another Credit Suisse Fund at the current net asset value and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.

CLASS C SHARES

    You may choose to purchase Class C shares at the fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

    Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

ADVISOR CLASS AND COMMON CLASS SHARES

    The fund also offers Advisor Class and Common Class shares through separate Prospectuses. Advisor Class shares are available to eligible investors through certain intermediaries or directly without the imposition of a sales charge but with an ongoing service and distribution fee of 0.50%. Eligible investors may be eligible to purchase Common Class shares through certain intermediaries or directly without the imposition of a sales charge. The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

    Prospective investors may be required to provide documentation to determine their eligibility to purchase Advisor Class or Common Class shares.

                                OTHER INFORMATION


ABOUT THE DISTRIBUTOR

     Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.


    The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% of the average daily net assets of the fund's Class A, B and C shares, respectively. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

    Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

    The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

    The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

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                              FOR MORE INFORMATION


    More information about this fund is available free upon request, including the following:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

    Includes financial statements, portfolio investments and detailed performance information.

    The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

OTHER INFORMATION

    A current Statement of Additional Information (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


    You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

    Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
1-800-927-2874


BY FACSIMILE:
888-606-8252

BY MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184


ON THE INTERNET:
www.csam.com


SEC FILE NUMBER:

Credit Suisse Small Cap Growth Fund                                    811-07909



P.O. BOX 55030, BOSTON, MA 02205-5030
1-800-927-2874 o www.csam.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSFOC-1-0204

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2004


                        CREDIT SUISSE MID-CAP GROWTH FUND

                       CREDIT SUISSE SMALL CAP GROWTH FUND

This combined Statement of Additional Information provides information about Credit Suisse Mid-Cap Growth Fund (the "Mid-Cap Growth Fund") and Credit Suisse Small Cap Growth Fund (the "Small Cap Growth Fund" and, collectively with the Mid-Cap Growth Fund, the "Funds") that supplements information contained in the combined Prospectus for the Common Shares of the Funds, the Prospectuses for the Advisor Shares of the Funds and the Prospectuses for the Class A, B and C Shares of the Funds, each dated February 28, 2004, each as amended or supplemented from time to time (together the "Prospectuses").


Each Fund's audited Annual Report(s) for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses. Copies of the Prospectuses and the Annual Report can be obtained by writing or telephoning:


   Class A, Class B, Class C and Common Shares           Advisor Shares
               Credit Suisse Funds                 Credit Suisse Advisor Funds
                 P.O. Box 55030                          P.O. Box 55030
        Boston, Massachusetts 02205-5030        Boston, Massachusetts 02205-5030
                  800-927-2874                    Attn: Institutional Services
                                                          800-222-8977


                                TABLE OF CONTENTS


                                                                                                              Page
INVESTMENT OBJECTIVES AND POLICIES...............................................................................1
          General Investment Strategies..........................................................................1
                  Hedging Generally..............................................................................1
          Options on Securities and Securities Indices and Currency Exchange Transactions........................2
                  Securities Options.............................................................................2
                  OTC Options....................................................................................5
                  Currency Exchange Transactions.................................................................6
                  Forward Currency Contracts.....................................................................6
                  Currency Options...............................................................................7
          Futures Activities.....................................................................................8
                  Options on Futures Contracts...................................................................9
                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures.................10
                  U.S. Government Securities....................................................................10
                  Money Market Obligations......................................................................11
                  Convertible Securities........................................................................12
                  Structured Securities.........................................................................12
                  Debt Securities...............................................................................14
                  Securities of Other Investment Companies......................................................17
                  Lending of Portfolio Securities...............................................................17
                  Foreign Investments...........................................................................18
                  Short Sales (excluding Short Sales "Against the Box") (Small Cap Growth Fund Only)............20
                  The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security)...............21
                  Warrants .....................................................................................21
                  Non-Publicly Traded and Illiquid Securities...................................................22
                  This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities from the Funds............23
                  Borrowing.....................................................................................23
                  Reverse Repurchase Agreements and Dollar Rolls................................................23
                  When-Issued Securities and Delayed-Delivery Transactions......................................24
                  REITs ........................................................................................25
                  Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.......................................................25
                  "Special Situation" Companies.................................................................25


                                      (i)



INVESTMENT RESTRICTIONS.........................................................................................26
          Both Funds............................................................................................26
          Mid-Cap Growth Fund...................................................................................26
          Small Cap Growth Fund.................................................................................27
PORTFOLIO VALUATION ............................................................................................28
PORTFOLIO TRANSACTIONS .........................................................................................30
PORTFOLIO TURNOVER .............................................................................................32
MANAGEMENT OF THE FUNDS.........................................................................................33
          Officers and Board of Directors ......................................................................33
          Ownership in Securities of The Fund and Fund Complex..................................................37
          Committees and Meetings of Directors..................................................................38
          Directors' Total Compensation.........................................................................39
          Proxy Voting Policy...................................................................................39
          Investment Advisory Agreements........................................................................40
          Board Approval of Advisory Agreements.................................................................42
          Administration Agreements.............................................................................43
                  Code of Ethics ...............................................................................45
                  Custodian and Transfer Agent..................................................................45
          Organization of the Funds.............................................................................46
          Distribution and Shareholder Servicing istributor.....................................................47
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................52
          Redemptions...........................................................................................55
          Automatic Cash Withdrawal Plan........................................................................56
                  Special Provisions Applicable to Class B and Class C Shares...................................56
EXCHANGE PRIVILEGE..............................................................................................57
ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................58
          The Funds.............................................................................................58
          Special Tax Considerations............................................................................60
          Taxation of U.S. Shareholders.........................................................................60
INDEPENDENT AUDITORS AND COUNSEL................................................................................63
MISCELLANEOUS...................................................................................................66
FINANCIAL STATEMENTS............................................................................................68
APPENDIX A DESCRIPTION OF RATINGS..............................................................................A-1
          Commercial Paper Ratings ............................................................................A-1
          Corporate Bond Ratings...............................................................................A-1
INTRODUCTION...................................................................................................B-1
POLICY ........................................................................................................B-1
PROXY VOTING COMMITTEE.........................................................................................B-1
CONFLICTS .....................................................................................................B-2
CONSENT........................................................................................................B-2
RECORDKEEPING..................................................................................................B-2
          Disclosure...........................................................................................B-3
          Procedures...........................................................................................B-3
          Operational Items....................................................................................B-3
          Board of Directors...................................................................................B-4
          Proxy Contests.......................................................................................B-5
          Antitakeover Defenses and Voting Related Issues......................................................B-6
          Merger and Corporate Restructuring...................................................................B-7
          Capital Structure...................................................................................B-10
          Executive and Director Compensation.................................................................B-11



                                      (ii)

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the funds will achieve their investment objectives.


                  The investment objective of the Mid-Cap Growth Fund is maximum capital appreciation.


                  The investment objective of the Small Cap Growth Fund is capital growth.


                  The Mid-Cap Growth Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. emerging growth companies that represent attractive capital appreciation opportunities. The Small Cap Growth Fund will invest, under normal market condition, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The Small Cap Growth Fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. These percentage requirements will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. The Funds' 80% investment policies may be changed by the Board of Directors of the Fund on 60 days' notice to shareholders.


General Investment Strategies

                  Unless otherwise indicated, all of the Funds are permitted to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

                  The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.


                  HEDGING GENERALLY. Each Fund may enter into options, futures and currency exchange transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of a Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a

Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if the markets do not move as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Credit Suisse Asset Management, LLC ("CSAM") still may not result in a successful hedging transaction.

                  Each Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Funds of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  To the extent that a Fund engages in the strategies described below, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

Options on Securities and Securities Indices and Currency Exchange Transactions

                  Each Fund may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies interest rates and may engage in spot and forward currency exchange transactions (known as "foreign exchange transactions") for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

                  SECURITIES OPTIONS. Each Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.


                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.


                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When a Fund writes call options, it retains the risk of a decline in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.


                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund may write (i) in-the-money call options when CSAM expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, will purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.


                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.


                  Securities Index Options. Each Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.


                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


                  OTC Options. Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair each Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

                  Currency Exchange Transactions. The value in U.S. dollars of the each Fund's assets that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Each Fund may engage in currency transactions for both hedging purposes and to increase total return, which may involve speculation.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  Each Fund may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

                  At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, a Fund may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

                  Currency Options. Each Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Instead, profit to the currency trader is included in the purchase price. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

Futures Activities

                  Each Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund's policies. Each Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures contracts.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.


                  OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.


                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. The Funds will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Funds may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices


                  U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).


                  Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

                  Money Market Obligations. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Services, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                  Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

                  Money Market Mutual Funds. Where CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

                  Convertible Securities. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Fund should continue to hold the securities.

                  Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.


                  Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government-sponsored enterprises (including those issued by GNMA, FNMA and FHLMC) and non-government issued mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).


                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.


                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the service of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


                  Asset-Backed Securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and a Fund will therefore not purchase any asset-backed securities which would cause 25% or more of a Fund's net assets at the time of purchase to be invested in asset-backed securities.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. A Fund may purchase asset-backed securities that are unrated.

                  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

                  Loan Assignments and Participations. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments").

                  Participations typically will result in the Fund's having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.


                  Debt Securities. Each Fund may invest up to 20% of its net assets in debt securities (other than money market obligations). Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed above under "Temporary Investments."


                  Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

                  Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the security. CSAM may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

                  The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

                  Below Investment Grade Securities. Each Fund may invest up to 5% of its total assets in securities rated below investment grade, including convertible debt securities. Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

                  Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of medium- and lower-rated securities and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

                  An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

                  The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Fund should continue to hold the securities. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

                  Zero Coupon Securities. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities will not exceed 5% of each Fund's net assets.

                  A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year.

                  Securities of Other Investment Companies. Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, each Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

                  Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of each Fund's total assets (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."

                  By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Additional Information Concerning Taxes."

                  Foreign Investments. Each Fund may invest up to 10% of its total assets in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Depository Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Funds' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

                  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

                  Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies of non-U.S. countries, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

                  Information. The majority of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                  Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

                  Privatizations. Each Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                  Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.


                  SHORT SALES (EXCLUDING SHORT SALES "AGAINST THE BOX") (SMALL CAP GROWTH FUND ONLY). The Small Cap Growth Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of the Small Cap Growth Fund's total assets.


                  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

                  The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.


                  SHORT SALES "AGAINST THE BOX" (SMALL CAP GROWTH FUND ONLY). In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may also engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

                  The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to the Fund of effecting short sales against the box.

                  Warrants. Mid-Cap Growth Fund may invest up to 10%, and Small Cap Growth Fund may invest up to 15%, of its net assets in warrants. Each Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.


                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.


                  Non-Publicly Traded and Illiquid Securities. The Small Cap Growth Fund may invest up to 15% of its net assets and the Mid-Cap Growth Fund may invest up to 10% of its total assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below) and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASD Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limit on the purchase of illiquid securities unless that Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities from the Funds. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.


                  Borrowing. Each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


                  Reverse Repurchase Agreements and Dollar Rolls. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by CSAM) and "dollar rolls."

                  Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to such Fund's agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  Each Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  When-Issued Securities and Delayed-Delivery Transactions. Each Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund engages in when-issued purchases and forward commitments in furtherance of its investment objectives.

                  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                  Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. Each Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

                  Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

                  Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

                  "Special Situation" Companies. "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. CSAM believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve maximum capital appreciation. There can be no assurance, however, that a special situation that exists at the time of an investment will be consummated under the terms and within the time period contemplated.

                             INVESTMENT RESTRICTIONS

Both Funds

                  Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitation set forth in No. 1 with respect to each Fund) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.


Mid-Cap Growth Fund

                  The investment limitations numbered 1 through 8 are Fundamental Restrictions. Investment limitations 9 through 11 may be changed by a vote of the Board at any time.

                  The Mid-Cap Growth Fund may not:

                  1. Borrow money, except to the extent permitted under the 1940 Act.

                  2. Issue senior securities.

                  3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  4. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

                  5. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

                  7. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and futures contracts and related options.

                  8. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

                  9. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  10. Invest more than 10% of the value of the Fund's total assets in time deposits maturing in more than seven calendar days.

                  11. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

Small Cap Growth Fund

                  The investment limitations numbered 1 through 8 are Fundamental Restrictions. Investment limitations 9 through 12 may be changed by a vote of the Board at any time.


                  The Small Cap Growth Fund may not:


                  1. Borrow money, except to the extent permitted under the 1940 Act.


                  2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  3. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.


                  4. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.


                  5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

                  7. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, purchase and sell currencies on a forward commitment or delayed-delivery basis and enter into stand-by commitments.

                  8. Issue any senior security except as permitted in the Fund's investment limitations.

                  9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

                  10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

                  11. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  12. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.


                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by each Fund in valuing its assets.

                  Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

                  Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

                  If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

                  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.


                  Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of each Fund. In addition, the Board of each Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value. If the value of a security has been materially affected by events occurring after the relevant market closes, but before a Fund calculates its net asset value, the Fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board.


                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which each Fund's net asset value is not calculated. As a result, calculation of each Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of each Fund.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.


                  CSAM will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended October 31, 2003, $54,906 and $4,378 of total brokerage commissions was paid by the Mid-Cap Growth Fund and Small Cap Growth Fund, respectively, to brokers and dealers who provided research services, and such brokers and dealers effected $21,969,619 and $2,443,229 in transactions for the Mid-Cap Growth Fund and Small Cap Growth Fund, respectively.

                  All orders for transactions in securities or options on behalf of a Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), Credit Suisse First Boston ("CSFB") and affiliates of Credit Suisse

Group. A Fund may utilize CSAMSI, the Funds' distributor and an affiliate of CSAM, or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


                  Investment decisions for each Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for a Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                  For the past three fiscal years ended October 31, the Funds paid brokerage commissions as follows:


OCTOBER 31, 2003

Fund                                               Brokerage Commissions
----                                               ---------------------
Mid-Cap Growth                                          $1,367,519
Small Cap Growth                                          $202,406


OCTOBER 31, 2002

Fund                                               Brokerage Commissions
----                                               ---------------------
Mid-Cap Growth                                          $2,041,681
Small Cap Growth                                          $114,352

OCTOBER 31, 2001

Fund                                               Brokerage Commissions
----                                               ---------------------
Mid-Cap Growth                                          $5,064,061
Small Cap Growth                                          $54,770



                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston or any affiliated person of such companies, except as permitted by the SEC exemptive order or applicable law. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  As of October 31, 2003, the Funds held the following securities of their regular brokers or dealers:

------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE VALUE OF THE
FUND                     NAME OF SECURITIES                                     HOLDINGS
------------------------------------------------------------------------------------------------------------
Mid-Cap Growth          State Street Bank and Trust Company Euro Time Deposit  $8,564,000
------------------------------------------------------------------------------------------------------------
Small Cap Growth         State Street Bank and Trust Company Euro Time Deposit  $4,412,000
------------------------------------------------------------------------------------------------------------



                               PORTFOLIO TURNOVER

                  Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.

                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income.


                  For the fiscal year ended October 31, 2002, the portfolio turnover rates for the Mid-Cap Growth Fund and the Small Cap Growth Fund were 67% and 72% respectively. For the fiscal year ended October 31, 2003, the portfolio turnover rates for the Mid-Cap Growth Fund and the Small Cap Growth Fund were 68% and 69%, respectively.


                             MANAGEMENT OF THE FUNDS

Officers and Board of Directors

                  The business and affairs of each Fund are managed by its Board of Directors in accordance with the laws of the State of Maryland. The Directors approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

                  The names and ages of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
                                                                                            NUMBER OF
                                                       TERM OF                             PORTFOLIOS
                                                       OFFICE1                               IN FUND
                                       POSITION(S)    AND LENGTH         PRINCIPAL          COMPLEX          OTHER
                                        HELD WITH     OF TIME      OCCUPATION(S) DURING    OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS        SERVED        PAST FIVE YEARS         DIRECTOR     HELD BY DIRECTOR
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
INDEPENDENT DIRECTORS
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
Richard H. Francis                     Director,    Since 1999    Currently retired            44       None
c/o Credit Suisse Asset Management,    Nominating
LLC                                    and Audit
466 Lexington Avenue                   Committee
New York, New York 10017-3140          Member
Date of Birth:  04/23/32
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------


------------------
1    Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


                                       33

-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
                                                                                            NUMBER OF
                                                       TERM OF                             PORTFOLIOS
                                                       OFFICE1                               IN FUND
                                       POSITION(S)    AND LENGTH         PRINCIPAL          COMPLEX          OTHER
                                        HELD WITH     OF TIME      OCCUPATION(S) DURING    OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS        SERVED        PAST FIVE YEARS         DIRECTOR     HELD BY DIRECTOR
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
Jeffrey E. Garten                      Director,    Since Fund    Dean of Yale School          43       Director of
Box 208200                             Nominating   inception     of Management and                     Aetna, Inc.
New Haven, Connecticut  06520-8200     and Audit                  William S. Beinecke                   (insurance
Date of Birth:  10/29/46               Committee                  Professor in the                      company);
                                       Member                     Practice of                           Director of
                                                                  International Trade                   Calpine
                                                                  and Finance from                      Corporation
                                                                  November 1995 to                      (energy
                                                                  present                               provider);
                                                                                                        Director of
                                                                                                        CarMax Group
                                                                                                        (used car dealers)
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
Peter F. Krogh                         Director,    Since 2001    Dean Emeritus and            43       Director of
301 ICC                                Nominating                 Distinguished                         Carlisle
Georgetown University                  Chairman                   Professor of                          Companies
Washington, DC 20057                   and Audit                  International Affairs                 Incorporated
Date of Birth:  02/11/37               Committee                  at the Edmund A.                      (diversified
                                       Member                     Walsh School of                       manufacturing
                                                                  Foreign Service                       company);  Member
                                                                  Georgetown University                 of Selection
                                                                  from June 1995 to                     Committee for
                                                                  present; Moderator of                 Truman Scholars
                                                                  PBS foreign affairs                   and Henry Luce
                                                                  television series                     Scholars;  Senior
                                                                  from 1988 to 2000                     Associate of
                                                                                                        Center for
                                                                                                        Strategic and
                                                                                                        International
                                                                                                        Studies; Trustee
                                                                                                        of numerous world
                                                                                                        affairs
                                                                                                        organizations
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
James S. Pasman, Jr.                   Director,    Since 1999    Currently retired       45            Director of
c/o Credit Suisse Asset Management,    Nominating                                                       Education
LLC                                    and Audit                                                        Management Corp.
466 Lexington Avenue                   Committee
New York, New York 10017-3140          Member
Date of Birth:  12/20/30
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
Steven N. Rappaport                    Director,    Since 1999    Partner of Lehigh       45            None
Lehigh Court, LLC                      Nominating                 Court, LLC and RZ
40 East 52nd Street,                   Committee                  Capital (private
New York, New York 10022               Member and                 investment firms)
Date of Birth:  07/10/48               Audit                      from July 2002 to
                                       Committee                  present; Consultant
                                       Chairman                   to SunGuard
                                                                  Securities Finance,
                                                                  Inc. ("SunGuard")
                                                                  from February 2002 to
                                                                  July 2002; President
                                                                  of SunGuard from May
                                                                  2001 to February
                                                                  2002; President of
                                                                  Loanet, Inc. (on-line
                                                                  accounting service)
                                                                  from 1997 to May 2001
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------



                                       34

-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
                                                                                            NUMBER OF
                                                       TERM OF                             PORTFOLIOS
                                                       OFFICE1                               IN FUND
                                       POSITION(S)    AND LENGTH         PRINCIPAL          COMPLEX          OTHER
                                        HELD WITH     OF TIME      OCCUPATION(S) DURING    OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE                     FUNDS        SERVED        PAST FIVE YEARS         DIRECTOR     HELD BY DIRECTOR
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
INTERESTED DIRECTORS
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
Joseph D. Gallagher2                   Director,    Since 2003    Managing Director and   46            None
Credit Suisse Asset Management, LLC    Chairman                   Chief Executive
466 Lexington Avenue                   of the                     Officer of CSAM since
New York, New York 10017-3140          Board and                  2003; Chief Executive
Date of Birth:  12/14/62               Chief                      Officer and Director
                                       Executive                  of Credit Suisse
                                       Officer                    Asset Management
                                                                  Limited,
                                                                  London,
                                                                  England, from
                                                                  June 2000 to
                                                                  2003; Director
                                                                  of Credit
                                                                  Suisse Asset
                                                                  Management
                                                                  Funds (UK)
                                                                  Limited,
                                                                  London,
                                                                  England, from
                                                                  June 2000 to
                                                                  2003; Managing
                                                                  Director, Head
                                                                  - Asian
                                                                  Corporate
                                                                  Finance and
                                                                  M&A's, Credit
                                                                  Suisse First
                                                                  Boston, Hong
                                                                  Kong, China,
                                                                  from January
                                                                  1998 to May
                                                                  1999
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------
William W. Priest, Jr.3                Director     Since 1999    Co-Managing Partner,    50            Globe Wireless,
Steinberg Priest & Sloane Capital                                 Steinberg Priest &                    L.L.C. (maritime
Management                                                        Sloane Capital                        communications
12 East 49th Street                                               Management since                      company);
12th Floor                                                        March 2001; Chairman                  InfraRed X
New York, New York 10017                                          and Managing Director                 (medical device
Date of Birth:  09/24/41                                          of CSAM from 2000 to                  company)
                                                                  February 2001, Chief
                                                                  Executive Officer and
                                                                  Managing Director of
                                                                  CSAM from 1990 to 2000
-------------------------------------- ------------ ------------- ----------------------- ------------- -------------------

------------------
2 Mr. Gallagher is an "interested person" of the Fund as defined in the 1940 Act, because he is an officer of CSAM.

3 Mr. Priest is an "interested person" of the Fund as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended December 31, 2002).

-------------------------------------- ----------------- ------------ -------------------------------------------
                                                           Term of
                                                          Office4
                                                          and Length
                                         Position(s)       of Time       Principal Occupation(s) During Past Five
Name, Address and Date of Birth         Held with Funds     Served                       Years
-------------------------------------- ----------------- ------------ -------------------------------------------
OFFICERS
-------------------------------------- ----------------- ------------ -------------------------------------------
Hal Liebes                             Vice President    Since 1999   Managing Director and Global General
Credit Suisse Asset Management, LLC    and Secretary                  Counsel of CSAM; Associated with CSAM
466 Lexington Avenue                                                  since 1997; Officer of other Credit
New York, New York 10017-3140                                         Suisse Funds
Date of Birth:  07/06/64
-------------------------------------- ----------------- ------------ -------------------------------------------
Michael A. Pignataro                   Treasurer and     Since 1999   Director and Director of Fund
Credit Suisse Asset Management, LLC    Chief Financial                Administration of CSAM; Associated with
466 Lexington Avenue                   Officer                        CSAM since 1984; Officer of other Credit
New York, New York 10017-3140                                         Suisse Funds
Date of Birth:  11/15/59
-------------------------------------- ----------------- ------------ -------------------------------------------
Gregory N. Bressler                    Assistant         Since 2000   Director and Deputy General Counsel of
Credit Suisse Asset Management, LLC    Secretary                      CSAM; Associated with CSAM since January
466 Lexington Avenue                                                  2000; Associated with the law firm of
New York, New York 10017-3140                                         Swidler Berlin Shereff Friedman LLP from
Date of Birth:  11/17/66                                              1996 to 2000; Officer of other Credit
                                                                      Suisse Funds
-------------------------------------- ----------------- ------------ -------------------------------------------
J. Kevin Gao                           Assistant         Since 2004   Vice President and Legal Counsel of CSAM;
Credit Suisse Asset Management, LLC    Secretary                      Associated with CSAM since July 2003;
466 Lexington Avenue                                                  Associates with the law firm of Willkie
New York, New York 10017-3140                                         Farr & Gallagher LLP from 1998 to 2003;
Date of Birth:  10/13/67                                              Officer of other Credit Suisse Funds
-------------------------------------- ----------------- ------------ -------------------------------------------
Rocco A. Del Guercio                   Assistant         Since 1999   Vice President of CSAM; Associated with
Credit Suisse Asset Management, LLC    Treasurer                      CSAM since June 1996; Officer of other
466 Lexington Avenue                                                  Credit Suisse Funds
New York, New York 10017-3140
Date of Birth:  04/28/63
-------------------------------------- ----------------- ------------ -------------------------------------------


------------------
1    Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


                                       36

-------------------------------------- ----------------- ------------ -------------------------------------------
                                                           Term of
                                                          Office4
                                                          and Length
                                         Position(s)       of Time       Principal Occupation(s) During Past Five
Name, Address and Date of Birth         Held with Funds     Served                       Years
-------------------------------------- ----------------- ------------ -------------------------------------------
Joseph Parascondola                    Assistant         Since 2000   Assistant Vice President of CSAM since
Credit Suisse Asset Management, LLC    Treasurer                      April 2000; Assistant Vice President,
466 Lexington Avenue                                                  Deutsche Asset Management from January
New York, New York 10017-3140                                         1999 to April 2000; Officer of other
Date of Birth:  06/05/63                                              Credit Suisse Funds
-------------------------------------- ----------------- ------------ -------------------------------------------
Robert M. Rizza                        Assistant         Since 2002   Assistant Vice President of CSAM;
Credit Suisse Asset Management, LLC    Treasurer                      Associated with CSAM since 1998; Officer
466 Lexington Avenue                                                  of other Credit Suisse Funds
New York, New York 10017-3140
Date of Birth:  12/09/65
-------------------------------------- ----------------- ------------ -------------------------------------------



Ownership in Securities of The Fund and Fund Complex

                  As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2003.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity Securities in   Director in Family of Investment
Name of Director                         the Fund*,5                            Companies*,1
---------------------------------------- -------------------------------------- --------------------------------------
INDEPENDENT DIRECTORS
---------------------------------------- -------------------------------------- --------------------------------------
Richard H. Francis                       Mid-Cap Growth Fund - B                                  E
                                         Small Cap Growth Fund -A
---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey E. Garten                        Mid-Cap Growth Fund - A                                  B
                                         Small Cap Growth Fund - A
---------------------------------------- -------------------------------------- --------------------------------------
Peter F. Krogh                           Mid-Cap Growth Fund - A                                  D
                                         Small Cap Growth Fund - A
---------------------------------------- -------------------------------------- --------------------------------------
James S. Pasman, Jr.                     Mid-Cap Growth Fund - A                                  D
                                         Small Cap Growth Fund - A
---------------------------------------- -------------------------------------- --------------------------------------
Steven N. Rappaport                      Mid-Cap Growth Fund - B                                  C
                                         Small Cap Growth Fund - B
---------------------------------------- -------------------------------------- --------------------------------------

------------------
1    Beneficial ownership is determined in accordance with Rule 16a-1(a)(2)
     under the Securities Exchange Act of 1934.


                                       37

---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED DIRECTORS
---------------------------------------- -------------------------------------- --------------------------------------
Joseph D. Gallagher                      Mid-Cap Growth Fund -A                                   E
                                         Small Cap Growth Fund -A
---------------------------------------- -------------------------------------- --------------------------------------
William W. Priest                        Mid-Cap Growth Fund -A                                   A
                                         Small Cap Growth Fund -A
---------------------------------------- -------------------------------------- --------------------------------------


------------------

* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000

Committees and Meetings of Directors

                  Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Garten, Krogh, Pasman and Rappaport.


                  In accordance with its written charter adopted by the Board, the Audit Committee (a) oversees the scope of the Fund's audit quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls; (b) determines the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent auditors; and (d) acts as a liaison between the Fund's independent auditors and the full Board. The Audit Committee of each Fund met four times during the fiscal year ended October 31, 2003.

                  The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee of each Fund met once during the fiscal year ended October 31, 2003.

                  Mr. Rappaport has informed the Fund that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31,2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

                  No employee of CSAM, State Street Bank and Trust Company ("State Street"), the Funds' co-administrator, or any of their affiliates receives any compensation from a Fund for acting as an officer or trustee of the Fund. Mr. Priest and each Director who is not a director, trustee, officer or employee of CSAM, State Street or any of their affiliates receives an annual fee of $750 and $250 for each Board meeting attended by him for his services as a director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee receives an annual fee of $325, for servicing on the Audit Committee.

Directors' Total Compensation

(for the fiscal year ended October 31, 2003)

---------------------------------- --------------- ----------------------- --------------------- ----------------------
                                                                             Total Number of
                                                                              All Investment        Funds for which
             Name of                   Mid-Cap                                   Companies           Director Serves
            Director                 Growth Fund    Small Cap Growth Fund     in Fund Complex      within Fund Complex
---------------------------------- --------------- ----------------------- --------------------- ----------------------
Richard H. Francis                     $2,312              $2,312                $75,875                  44
---------------------------------- --------------- ----------------------- --------------------- ----------------------
Jack W. Fritz*                         $2,312              $2,312                $68,875                  43
---------------------------------- --------------- ----------------------- --------------------- ----------------------
Jeffrey E. Garten                      $2,312              $2,312                $68,375                  43
---------------------------------- --------------- ----------------------- --------------------- ----------------------
Peter F. Krogh                         $2,312              $2,312                $67,374                  43
---------------------------------- --------------- ----------------------- --------------------- ----------------------
James S. Pasman, Jr.                   $2,312              $2,312                $97,750                  45
---------------------------------- --------------- ----------------------- --------------------- ----------------------
Steven N. Rappaport                    $2,537              $2,537                $83,975                  45
---------------------------------- --------------- ----------------------- --------------------- ----------------------
INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
Joseph D. Gallagher**                   None                None                  None                    46
---------------------------------- --------------- ----------------------- --------------------- ----------------------
William W. Priest***                    $687                $687                 $41,562                  50
---------------------------------- --------------- ----------------------- --------------------- ----------------------

*    Mr. Fritz retired from the Board on November 18, 2003.

** Mr. Gallagher is an "interested person" of the Fund and receives no compensation from the Fund or any other investment company advised by CSAM.

*** Mr. Priest is an "interested person" of the Fund because he provided consulting services to CSAM within the last two years (ended December 31, 2002). He receives compensation from the Fund and other investment companies advised by CSAM for serving as a Director.

                  As of December 31, 2003, Directors and officers as a group, owned of record less than 1% of each class of the outstanding shares of each Fund.

                           Proxy Voting Policy

                  Each Fund has adopted CSAM's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix B to this SAI. Each

Fund will be required to file Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than October 31 of each year. The first such filing will be made no later than October 31, 2004 for the 12 months ended June 30, 2004. Once filed, each Fund's Form N-PX will be available (1) without charge and upon request by calling the Fund toll-free at 800-927-2874 or through CSAM's website, www.csam.com and (2) on the SEC's website at http://www.sec.gov.

Investment Advisory Agreements

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $912 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of September 30, 2003, Credit Suisse Asset Management employed 2,000 people worldwide and had global assets under management of approximately $312.7 billion, with $49 billion in assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.


                  The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

                  Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

                  Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

                  Each class of a Fund bears all of its own expenses not specifically assumed by CSAM or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Directors in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

                  Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  Each Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  For its services to the Mid-Cap Growth and Small Cap Growth Funds, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of .90% and 1.00% of such Fund's average daily net assets, respectively. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund.

                  For the past three fiscal years ended October 31, the Funds paid CSAM advisory fees, and CSAM waived fees and/or reimbursed expenses of the Funds under the Advisory Agreements as follows:


October 31, 2003

------------------------------- --------------------------------- ----------------------------- ------------------------
             Fund               Fees Paid (After Waivers)                   Waivers                 Reimbursements
------------------------------- --------------------------------- ----------------------------- ------------------------
Mid-Cap Growth                  $3,518,018                        $0                            $0
------------------------------- --------------------------------- ----------------------------- ------------------------
Small Cap Growth                $144,907                          $350,805                      $0
------------------------------- --------------------------------- ----------------------------- ------------------------


October 31, 2002

                                       41

------------------------------- ------------------------------------ ---------------------------- ----------------------
             Fund                    Fees Paid (After Waivers)                 Waivers               Reimbursements
------------------------------- ------------------------------------ ---------------------------- ----------------------
Mid-Cap Growth                  $6,548,069                           $0                           $0
------------------------------- ------------------------------------ ---------------------------- ----------------------
Small Cap Growth                $6,122                               $418,044                     $0
------------------------------- ------------------------------------ ---------------------------- ----------------------


October 31, 2001

------------------------------- ------------------------------------ ---------------------------- ----------------------
             Fund                    Fees Paid (After Waivers)                 Waivers               Reimbursements
------------------------------- ------------------------------------ ---------------------------- ----------------------
Mid-Cap Growth                  $13,550,881                          $0                           $0
------------------------------- ------------------------------------ ---------------------------- ----------------------
Small Cap Growth                $174,221                             $237,091                     $0
------------------------------- ------------------------------------ ---------------------------- ----------------------


Board Approval of Advisory Agreements

                  At a meeting held on November 18, 2003, the Board of each Fund considered the continuation of the Fund's Advisory Agreement for another year. The Board of each Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as CSAM's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased.

                  The Board of Directors of the Mid-Cap Growth Fund discussed the Fund's underperformance in relation to its benchmark for the five and ten year periods ended August 31, 2003. The Board noted that the Mid-Cap Growth Fund had outperformed its benchmark for the one year period ended August 31, 2003 and that CSAM had described the steps that it had taken and would continue to take to address underperformance. The Board recognized that CSAM had continued to invest in the firm's investment capability, including the addition of more and better quality research personnel and that quantitative measuring tools had been developed and were being implemented to enhance portfolio performance. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. In light of the Board's recognition of the steps that had already been taken or were planned to be taken to improve Fund performance, the Board approved the Advisory Agreement.

                  The Board of Directors of the Small Cap Growth Fund reviewed the extent to which CSAM was waiving its fees and/or reimbursing the Fund's expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board considered the greater stability of personnel at CSAM in connection with the steps that CSAM had taken or planned to be take to improve its investment process. The Board noted that the Fund had outperformed its benchmark for the one and five year periods ended August 31, 2003. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement.

                  No single factor reviewed by either Board was identified by the Board as the principal factor in determining whether to approve either Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.


Administration Agreements

                  CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).


                  For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Funds each pay CSAMSI a fee calculated daily and paid monthly at the annual rate of .10 % of each Fund's average daily net assets.


                  For the past three fiscal years ended October 31, the Funds paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:


October 31, 2003

------------------------------- --------------------------------- ----------------------------- ------------------------
             Fund                  Fees Paid (After Waivers)                Waivers                 Reimbursements
------------------------------- --------------------------------- ----------------------------- ------------------------
Mid-Cap Growth                  $390,891                          $0                            $0
------------------------------- --------------------------------- ----------------------------- ------------------------
Small Cap Growth                $49,571                           $0                            $0
------------------------------- --------------------------------- ----------------------------- ------------------------


October 31, 2002

------------------------------- --------------------------------- ---------------------------- ------------------------
             Fund               Fees Paid (After Waivers)                   Waivers                Reimbursements


                                       43

------------------------------- --------------------------------- ---------------------------- ------------------------
Mid-Cap Growth                  $727,563                          $0                           $0
------------------------------- --------------------------------- ---------------------------- ------------------------
Small Cap Growth                $42,417                           $0                           $0
------------------------------- --------------------------------- ---------------------------- ------------------------


October 31, 2001

------------------------------- --------------------------------- ---------------------------- ------------------------
             Fund               Fees Paid (After Waivers)                   Waivers                Reimbursements
------------------------------- --------------------------------- ---------------------------- ------------------------
Mid-Cap Growth                  $1,505,654                        $0                           $0
------------------------------- --------------------------------- ---------------------------- ------------------------
Small Cap Growth                $41,131                           $0                           $0
------------------------------- --------------------------------- ---------------------------- ------------------------

                  State Street became co-administrator to Small Cap Fund on July 1, 2002 and to Mid-Cap Growth Fund on August 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of ..05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, , subject to an annual minimum fee, exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the periods from August 1, 2002 through October 31, 2002 and July 1, 2002 through October 31, 2002, respectively, the Mid-Cap Growth and Small Cap Growth Funds paid State Street fees under the State Street Co-Administration Agreement of $90,520 and $11,844, respectively. For the fiscal year ended October 31, 2003, the Mid-Cap Growth and Small Cap Growth Funds paid State Street fees under the State Street Co-Administration Agreement of $234,199 and $35,852, respectively.


                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to Small Cap Growth Fund prior to July 1, 2002 and to Mid-Cap Growth prior to August 1, 2002. For the services provided by PFPC, each Fund paid PFPC a fee calculated at an annual rate of .075% of the Fund's first $500 million in average daily net assets, ..065% for the next $1 billion in assets and 0.55% of assets exceeding $1.5 billion, exclusive of out-of-pocket expenses.

                  For the fiscal years ended October 31, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

November 1, 2001 through June 30, 2002 (Small Cap Growth) or July 31, 2002 (Mid-Cap Growth)

------------------------------- --------------------------------- ----------------------------- ----------------------
             Fund                  Fees Paid (After Waivers)                Waivers                Reimbursements
------------------------------- --------------------------------- ----------------------------- ----------------------
Mid-Cap Growth                  $412,569                          $0                            $0
------------------------------- --------------------------------- ----------------------------- ----------------------
Small Cap Growth                $21,907                           $0                            $0
------------------------------- --------------------------------- ----------------------------- ----------------------


                                       44

October 31, 2001

------------------------------- --------------------------------- ----------------------------- ---------------------
Fund                               Fees Paid (After Waivers)                Waivers             Reimbursements
------------------------------- --------------------------------- ----------------------------- ---------------------
Mid-Cap Growth                  $1,095,088                        $0                            $0
------------------------------- --------------------------------- ----------------------------- ---------------------
Small Cap Growth                $36,911                           $0                            $0
------------------------------- --------------------------------- ----------------------------- ---------------------


                  The Funds and CSAM have obtained an order of exemption (the "Order") from the SEC to permit certain affiliates of CSAM to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSAM, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by CSAM or any of its affiliates. These conditions include percentage limitations on the amount of the Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate share of expenses and receive its proportionate share of any dividends. CSFB received $0 from securities lending transactions from the funds for the fiscal year ended October 31, 2003.

                  CODE OF ETHICS

                  Each Fund, CSAM and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  The Board of each Fund reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.


                  CUSTODIAN AND TRANSFER AGENT

                  State Street acts as the custodian for each Fund and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund,
(b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Directors concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Organization of the Funds


                  The Funds are open-end management investment companies within the meaning of the 1940 Act. The Mid-Cap Growth Fund was incorporated on November 12, 1987 under the laws of the State of Maryland under the name "Counsellors Emerging Growth Fund, Inc." On October 27, 1995, the Fund amended its charter to change its name to "Warburg, Pincus Emerging Growth Fund, Inc." The Small Cap Growth Fund was incorporated on October 31, 1996 under the laws of the State of Maryland under the name "Warburg, Pincus Small Company Growth Fund, Inc." On March 26, 2001, the Mid-Cap Growth Fund and the Small Cap Growth Fund changed their names to "Credit Suisse Warburg Pincus Emerging Growth Fund, Inc." and "Credit Swiss Warburg Pincus Small Company Growth Fund, Inc.", respectively. Effective December 12, 2001, the Emerging Growth Fund and the Small Cap Growth Fund changed their names to "Credit Suisse Emerging Growth Fund, Inc." and "Credit Suisse Small Cap Growth Fund, Inc.", respectively. Effective on May 1, 2004, the Emerging Growth Fund changed its name to "Credit Suisse Mid-Cap Growth Fund, Inc."

                  Each Fund's charter authorizes the Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Advisor shares and one billion shares are designated Class A shares and five-hundred million shares each are designated Class B and C shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

                  The Small Cap Growth Fund's charter authorizes the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Fund. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of capital stock with those belonging to, or attributable to another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board). Redemption proceeds may be paid in cash or in kind. The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

                  Each Fund currently has five separate classes of shares:
Common shares, Advisor shares, Class A shares, Class B shares and Class C shares.

                  Shares of each class represent equal pro rata interests in a Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A, Advisor and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Common shares can be purchased only by certain types of investors as outlined in the Common Class Prospectus.

                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Funds may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the relevant Fund.

                  Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained on the Credit Suisse Funds web site at www.csam.com.


Distribution and Shareholder Servicing

                  Distributor. CSAMSI serves as distributor of the Funds' shares. CSAMSI offers each Fund's shares on a continuous basis. CSAM's principal business address is 466 Lexington Avenue, New York, New York 10017-3140.

                  Common Shares. The Small Cap Growth Fund has adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Fund. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services").

                  Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.


                  For the fiscal year ended October 31, 2003, the Small Cap Growth Fund paid $122,793 pursuant to the Common Shares 12b-1 Plan.

                  The Mid-Cap Growth Fund and the Small Cap Growth Fund have each authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.


                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis which may include a fee of up to

1.00% of new assets invested in a fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.


                  Advisor Shares. Each Fund has entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor shares. Agreements will be governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor shares of the Fund. Such payments may be paid to Institutions directly by a Fund or by CSAMSI on behalf of the Fund. For the fiscal year ended October 31, 2003, the Advisor Shares of the Mid-Cap Growth Fund paid $188,397 pursuant to the Advisor Shares 12b-1 Plan, all of which was paid to Institutions.


                  Certain Institutions may receive additional fees from the Distributor, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Funds. Institutions may also be paid additional amounts related to marketing and other costs. Additional fees may be up to 0.40% per year of the value of Fund accounts maintained by the firm and/or an annual fee of up to .20% of the value of new assets invested in the accounts. In certain cases, an Institution may be paid a fee of up to 1.00% of the value of assets invested in a fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that the Distributor, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.

                  An Institution with which a Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

                  Class A, Class B and Class C Shares. Each Fund has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares (the "A Shares 12b-1 Plan", "B Shares 12b-1 Plan: and "C Shares 12b-1 Plan," respectively). Each of the A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Funds to compensate CSAMSI for activities associated with the distribution of these classes of shares.

                  The A Shares 12b-1 Plans currently provide that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset-based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI.

                  With respect to sales of the Funds' Class B and Class C shares and certain sales of each Fund's Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.

                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to financial representatives in connection with the sale of shares. The standard fees for the sales of Common Class are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds. The standard fees for the sales of Classes A, B and C are disclosed in the Funds' Prospectuses. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of February 1, 2004. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Funds on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                  For the fiscal year ended October 31, 2003, the Mid-Cap Growth and Small Cap Growth Funds paid CSAMSI $42 and $1,135, respectively, under their A Shares 12b-1 Plans.

                  During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under each Fund's A Shares and the Small Cap Growth Fund's Common Shares 12b-1 Plan:

----------------------------------------- ------------------------- ------------------------ -------------------------
                                           Mid-Cap Growth           Small Cap Growth         Small Cap Growth
                                          (Class A)                 (Class A)                (Common)
----------------------------------------- ------------------------- ------------------------ -------------------------
Advertising                                          $0                     $1,658                    $3,064
----------------------------------------- ------------------------- ------------------------ -------------------------
Printing and mailing prospectuses for              $2,604                   $1,807                   $14,207
promotional purposes
----------------------------------------- ------------------------- ------------------------ -------------------------
Compensation to broker-dealers                       $6                     $1,965                     $98
----------------------------------------- ------------------------- ------------------------ -------------------------
People-related and occupancy                        $18                      $497                    $42,002
----------------------------------------- ------------------------- ------------------------ -------------------------
Other                                                $2                     $2,720                   $38,525
----------------------------------------- ------------------------- ------------------------ -------------------------



                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.


                  1. General. Each of the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Directors"). Any material amendment of any of the Common Shares 12b-1 Plans or A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. The Common Shares, A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                  Payments by the Funds to CSAMSI under the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

                  CSAMSI provides the Board of each Fund with periodic reports of amounts spent under the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans and the purposes for which the expenditures were made.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Funds, any applicable sales charges.


                  As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


                  Common Class Shares. To purchase Common Shares directly from the Funds, contact the Funds to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to the Funds. The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks will be returned to you and your purchase order may not be processed.

                  The Common Class shares of each Fund are closed to new investors, other than (a) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of a Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of that Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

                  Class A Shares, Class B Shares and Class C Shares. Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Funds. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):


Initial Sales Charge -- Class A

--------------------------------------------------- ------------------- ----------------- ----------------------------
Amount Purchased                                     As a % of Amount      As a % of        Commission to Financial
                                                         Invested        Offering Price    Representative as a % of
                                                                                                Offering Price
--------------------------------------------------- ------------------- ----------------- ----------------------------
Less than $50,000                                         6.10%              5.75%                   5.00%
--------------------------------------------------- ------------------- ----------------- ----------------------------
$50,000 to less than $100,000                             4.99%              4.75%                   4.00%
--------------------------------------------------- ------------------- ----------------- ----------------------------
$100,000 to less than $250,000                            3.90%              3.75%                   3.00%
--------------------------------------------------- ------------------- ----------------- ----------------------------
$250,000 to less than $500,000                            2.56%              2.50%                   2.00%
--------------------------------------------------- ------------------- ----------------- ----------------------------
$500,000 to less than $1,000,000                          2.04%              2.00%                   1.75%
--------------------------------------------------- ------------------- ----------------- ----------------------------
$1,000,000 or more                                          0*                 0                     1.00%**
--------------------------------------------------- ------------------- ----------------- ----------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933, as amended.


                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A, Class B or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' Class A, class B or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectuses relating to each Fund's Class A, Class B and Class C shares should be read in connection with such firms' material regarding their fees and services.

                  Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Funds made at one time by any "purchaser." The term "purchaser" includes:

    o an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

    o any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    o a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

    o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

                  Initial Sales Charges Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of CSAM; (2) officers, current and former directors of the Funds, current and former directors or trustees of other investment companies managed by CSAM or its affiliates, officers, directors and employees of CSAM and of its affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the Funds);
(3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds);
(4) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (6) Class B shares that are automatically converted to Class A shares;
(7) Class A shares acquired when dividends and distributions are reinvested in the Funds; and (8) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

                  For the fiscal years ended October 31, 2003 and 2002, CSAMSI was paid commissions or CDSCs for the sale of the Fund's Class A shares and retained commissions earned on the sale of the Funds' shares as follows:

2003
---------------------------------------- -------------------------------------- --------------------------------------
                                         Class A Commissions                    Class A Commissions Retained by
                                                                                CSAMSI
---------------------------------------- -------------------------------------- --------------------------------------
Mid-Cap Growth                           $719                                   $94
---------------------------------------- -------------------------------------- --------------------------------------
Small Cap Growth                         $18,384                                $2,616
---------------------------------------- -------------------------------------- --------------------------------------


2002
---------------------------------------- -------------------------------------- --------------------------------------
                                         Class A Commissions                    Class A Commissions Retained by
                                                                                CSAMSI
---------------------------------------- -------------------------------------- --------------------------------------
Mid-Cap Growth                           $9                                     $1
---------------------------------------- -------------------------------------- --------------------------------------
Small Cap Growth                         $11,092                                $1,467
---------------------------------------- -------------------------------------- --------------------------------------


2003 Only
---------------------------------------- -------------------------------------- --------------------------------------
                                         Class A CDSCs Paid                     Class A CDSCs Retained
---------------------------------------- -------------------------------------- --------------------------------------
Mid-Cap Growth                           $0                                     $0
---------------------------------------- -------------------------------------- --------------------------------------
Small Cap Growth                         $0                                     $0
---------------------------------------- -------------------------------------- --------------------------------------


                  Redemptions. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C Shares, and certain redemptions of Class A Shares of the Funds.


                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

Automatic Cash Withdrawal Plan


                  An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectuses, certain withdrawals under the Plan for the Class A, B and C shares of the Funds may be subject to a deferred sales charge.

           SPECIAL PROVISIONS APPLICABLE TO CLASS B AND CLASS C SHARES

                  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

        Year Since Purchase             Contingent Deferred Sales Charge
                                        as a Percentage of the Lesser of
                                         Dollars Invested or Redemption
            Payment Made                          Proceeds

First...........................                    4.0%
-----
Second..........................                    3.0%
------
Third...........................                    2.0%
-----
Fourth..........................                    1.0%
------
After Fourth....................                    0.0%
------------


                  For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

                  1. Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

                  The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2003 will be eligible for the second year's charge if redeemed on or after October 1, 2004. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                  The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund that is open to new investments at their respective net asset values. An Advisor shareholder may exchange Advisor shares of a Fund for Advisor shares of another Credit Suisse fund at their respective net asset values. Exchanges of Common and Advisor shares, as described above, will be effected without a sales charge. A Class A, Class B or Class C shareholder of the Funds may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

                  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge, except for exchanges of Class A, Class B or Class C shares of the Funds. The Funds may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at (800) 927-2874.


                  Each Fund reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.


                  Each Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the Fund's view, is likely to engage in excessive or short-term trading. If a Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on a Fund and its shareholders. The Funds are intended to be longer-term investments and not short-term trading vehicles. Because excessive or short-term trading can hurt a Fund and its shareholders, the Funds try to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, a Fund's efforts to curb market timing may not be entirely successful. In particular, a Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, a Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

                  THE FUNDS

                  Each Fund intends to continue to qualify as a regulated investment company each taxable year under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S.

government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). Each Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

                  The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a

Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

                  SPECIAL TAX CONSIDERATIONS

                  The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

                  A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  Zero Coupon Securities. A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, a Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of a Fund.

                  Constructive Sales. The so-called "constructive sale" provisions of the Code apply to activities by a Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract.

The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

                  Straddles. The options transactions that a Fund enters into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that a Fund must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to a Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

                  Options and Section 1256 Contracts. If a Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund will generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale. However, a Fund's investment in so-called "section 1256 contracts," such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of a Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that a Fund must make to avoid the federal excise tax.

                  A Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

                  Swaps. As a result of entering into swap contracts, a Fund may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

                  Foreign Currency Transactions. In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

                  Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

                  Passive Foreign Investment Companies. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Fund. Additional charges in the nature of interest may also be imposed on the Fund in respect of such deferred taxes. If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

                  Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.


                  Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


                  Foreign Taxes. Dividends and interest (and in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund's investments.

                  TAXATION OF U.S. SHAREHOLDERS

                  Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

                  Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a Fund after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

                  We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

                  If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

                  Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of that Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

                  Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

                  Notices. Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                  Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

                  Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                        INDEPENDENT AUDITORS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent auditors for the Funds. The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher LLP serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  As of February 2, 2004, the name, address and percentage of ownership of each person that owns of record 5% or more of each class of Fund's outstanding shares were as follows:

                                                                                                     PERCENT
                                                                                                   OWNED AS OF
                 FUND                                   NAME AND ADDRESS                        FEBRUARY 2, 2004
                 ----                                   ----------------                        ----------------
 MID-CAP GROWTH FUND - ADVISOR CLASS                                                                90.76%
                                            Connecticut General Life Insurance Co.*
                                            On Behalf of its Separate Accounts
                                            Attn: Carmen G. Rivera
                                            280 Trumbull St. #H19B
                                            Hartford, CT 06103-3509

                                                                                                     PERCENT
                                                                                                   OWNED AS OF
                 FUND                                   NAME AND ADDRESS                        FEBRUARY 2, 2004
                 ----                                   ----------------                        ----------------

        MID-CAP GROWTH FUND -
               CLASS A                 Charles Schwab & Co. Inc.*                                   62.99%
                                       Special Custody Account for the Exclusive Benefit
                                       of Customers
                                       Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4122



        MID-CAP GROWTH FUND -          American Enterprise Investment SVCS*                         22.54%
               CLASS A                 FBOT195521161
                                       PO Box 9446
                                       Minneapolis, MN 55440-9446

        MID-CAP GROWTH FUND -          American Enterprise Investment SVCS*                         5.80%
               CLASS A                 FBO 210287581
                                       PO Box 9446
                                       Minneapolis, MN 55440-9446

SMALL CAP GROWTH FUND - COMMON CLASS   VALIC Separate Account A*                                    55.70%
                                       2919 Allen Parkway #L7-01
                                       Houston, TX 77019-2142


                                       67

                                                                                                     PERCENT
                                                                                                   OWNED AS OF
                 FUND                                   NAME AND ADDRESS                        FEBRUARY 2, 2004
                 ----                                   ----------------                        ----------------
SMALL CAP GROWTH FUND - COMMON CLASS   Charles Schwab & Co. Inc.*                                   15.24%
                                       Special Custody Account for the Exclusive
                                       Benefit of Customers
                                       Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA 94104-4122


SMALL CAP GROWTH FUND - COMMON CLASS   Smith Barney Corporate Trust Company TTEE*                   5.94%
                                       FBO Smith Barney 401(k)
                                       Advisor Group Trust
                                       PO Box 1063
                                       E. Brunswick, NJ 08816

SMALL CAP GROWTH FUND - COMMON CLASS   Nat'l Financial SVCS Corp*                                   5.47%
                                       FBO Customers PO Box 3908
                                       Church St. Station
                                       New York, NY 10008-3908

*Each Fund believes these entities are not the beneficial owners of shares held of record by them.


                              FINANCIAL STATEMENTS

                  Each Fund's audited Annual Report(s) for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by the Standard and Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B and CCC - Debt rated BB and B is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B

                               PROXY VOTING POLICY

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                                CSAM CAPITAL INC.

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

                  Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

                  The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

                  The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

                  The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

                  For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder

Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

                  CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

                  CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

                  In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

                  CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

                  These records include the following:

o        a copy of the Policy;
o        a copy of each proxy statement received on behalf of CSAM clients;
o        a record of each vote cast on behalf of CSAM clients;
o a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

o a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

                  CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

DISCLOSURE

                  CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

                  ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

PROCEDURES

                  The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

OPERATIONAL ITEMS

     Adjourn Meeting

                  Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

                  Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

                  Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

                  Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

                  Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

BOARD OF DIRECTORS

     Voting on Director Nominees in Uncontested Elections

                  Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee;
(7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

                  Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

                  Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

                  Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

                  Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

                  Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

                  Generally vote against shareholder proposals to limit the tenure of outside directors.

PROXY CONTESTS

     Voting on Director Nominees in Contested Elections

                  Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

                  Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

                  Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

                  Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

     Advance Notice Requirements for Shareholder Proposals/Nominations

                  Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

                  Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

                  Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

                  Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

                  Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

                  Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

MERGER AND CORPORATE RESTRUCTURING

     Appraisal Rights

                  Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

                  Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

                  Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

                  Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

                  Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

                  Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

                  Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration:
(1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
(3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

                  Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
(2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

                  Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

                  Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer;
(3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

                  Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

                  Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

                  Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

                  Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

                  Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

CAPITAL STRUCTURE

     Adjustments to Par Value of Common Stock

                  Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

                  Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

                  Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

                  Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

                  Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

                  Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

                  Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

                  Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

                  Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

                  Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

                  Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION

     Executive and Director Compensation

                  Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

                  Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

                  Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

                  Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

                  Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

                  Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

                  Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

                  Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

                  Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

                  Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

                  Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

                                   APPENDIX C

                                    [To come]

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits
         --------

Exhibit No.           Description of Exhibit
-----------           ----------------------

              a(1)  Articles of Incorporation dated October 31, 1996.1

               (2)  Articles of Amendment dated February 27, 2001. 2

               (3)  Articles Supplementary dated October 23, 2001. 2

               (4)  Articles of Amendment dated October 17, 2001. 3


               (5)  Articles of Amendment dated June 18, 2003. 4

               (6)  Articles Supplementary dated December 23, 2003. 4


              b(1)  By-Laws as adopted November 4, 1996 .1


               (2)  Amendment to By-Laws as adopted February 6, 1998. 5

               (3)  Amended By-Laws as adopted February 5, 2001. 6


               (4)  Amendment to By-Laws as adopted March 26, 2001. 2

------------------------


1 Incorporated by reference to the corresponding exhibit in the Fund's Registration Statement on Form N-1A, filed on November 4, 1996.


2 Incorporated by reference to Post-Effective Amendment No.8 to the Registrant's Registration Statement on Form N-1A, filed on November 8, 2001.

3 Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, filed on February 11, 2002.


4 Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed on December 30, 2003.

5 Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A of Credit Suisse Global Fixed Income Fund, Inc., filed on February 17, 1998 (Securities Act File No. 33-36066).

6 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).

               (5)  Amendment to By-Laws as adopted December 12, 2001. 3


               (6)  Amendment to By-Laws as adopted February 12, 2002. 7

               c    Registrant's Forms of Stock Certificates. 8

               d    Investment Advisory Agreement dated July 6, 1999. 9

              e(1) Distribution Agreement with Credit Suisse Asset Management Securities, Inc. ("CSAMSI") dated August 1, 2000. 7

               (2) Amendment to Distribution Agreement with CSAMSI dated October 2, 2001. 4

               (3) Amendment to Distribution Agreement with CSAMSI dated November 18, 2003. 4


               f    Not applicable.


              g(1) Custodian Agreement with State Street Bank and Trust Company ("State Street") dated October 20, 2000. 10

               (2) Amendment to Custodian Agreement with State Street dated April 26, 2001. 11

               (3) Amendment to Custodian Agreement with State Street dated May 16, 2001. 11

               (4) Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. 11

-------------------------

7 Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, filed on February 13, 2003.

8 Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A, filed on December 16, 1996 (Securities Act File No. 333-15453).

9 Incorporated by reference to the Registration Statement on Form N-14 of credit Suisse Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).

10 Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

11 Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

         h(1)  Co-Administration Agreement with CSAMSI dated November 1, 1999. 7

          (2) Amendment to Co-Administration Agreement with CSAMSI dated April 26, 2001. 12

          (3) Amendment to Co-Administration Agreement with CSAMSI dated October 2, 2001. 12

          (4) Amendment to Co-Administration Agreement with CSAMSI dated February 13, 2003. 12

          (5) Co-Administration Agreement with State Street dated March 18, 2002. 13

          (6) Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. ("BFDS") dated February 1, 2001. 7

          (7) Amendment to Transfer Agency and Service Agreement with BFDS dated December 31, 2002. 7

         i(1) Opinion and Consent of Willkie Farr & Gallagher LLP, counsel to the Fund. 14


          (2)  Opinion and Consent of Venable, LLP, Maryland counsel to the
               Fund. 7


         j(1)  Consent of PricewaterhouseCoopers LLP, Independent Auditors.

          (2)  Powers of Attorney.


          k    Not applicable.


          l(1) Purchase Agreement dated December 31, 1996. 8

-----------------------
12 Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Credit Suisse Select Equity Fund, Inc., filed on December 23, 2003 (Securities Act File No. 333-60675).

13 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc., filed on May 3, 2002 (Securities Act File No. 333-64554).

14 Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A, filed on February 24, 2000.

          (2)  Purchase Agreement dated October 2, 2001. 7

          (3)  Form of Purchase Agreement. 4

          (4)  Form of Purchase Agreement. 4

          (5)  Form of Purchase Agreement. 4

         m(1) Shareholder Servicing and Distribution Plan for Common Class Shares dated November 16, 2000. 7

          (2) Distribution Plan for Advisor Class Shares dated November 16, 2000. 7

          (3)  Class A Distribution Plan dated October 2, 2001. 4

          (4)  Advisor Class Distribution Plan dated November 18, 2003. 4

          (5)  Class B Distribution Plan dated November 18, 2003. 4

          (6)  Class C Distribution Plan dated November 18, 2003. 4

          n    Not applicable.

         o(1)  Amended Rule 18f-3 Plan dated November 12, 2001. 15

          (2)  Amended Rule 18f-3 Plan dated November 18, 2003. 4

          p    Amended Code of Ethics dated February 14, 2003. 16



Item 24. Persons Controlled by or Under Common Control with Registrant
         -------------------------------------------------------------

                  From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC"), Registrant's investment adviser, may be deemed to control Registrant and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has two wholly-


----------------------------
15 Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse European Equity Fund, Inc., filed on November 8, 2001 (Securities Act File no. 333-60225).

16 Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on March 31, 2003 (Securities Act File No. 33-58125).

owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25. Indemnification
         ---------------

                  Registrant and officers and directors of CSAM, LLC, Credit Suisse Asset Management Securities, Inc. ("CSAM Securities") and Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of Registrant's Registration Statement, filed on December 30, 1996.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

                  CSAM, LLC acts as investment adviser to the Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by CSAM, LLC (SEC File No. 801-37170).

Item 27. Principal Underwriter
         ---------------------

                   (a) CSAM Securities acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Capital Funds; Credit Suisse Capital Appreciation Fund; Credit Suisse Cash Reserve Fund; Credit Suisse Emerging Markets Fund; Credit Suisse Fixed Income Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global Post-Venture Capital Fund; Credit Suisse International Focus Fund; Credit Suisse Japan Equity Fund; Credit Suisse New York Municipal Fund; Credit Suisse New York Tax Exempt Fund; Credit Suisse Opportunity Funds; Credit Suisse Select Equity Fund; Credit Suisse Short Duration Bond Fund; Credit Suisse Strategic Small Cap Fund; Credit Suisse Small Cap Growth Fund and Credit Suisse Trust.

                   (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

                  (c)      None.

Item 28. Location of Accounts and Records
         --------------------------------

                  (1)      Credit Suisse Small Cap Growth Fund, Inc.
                           466 Lexington Avenue
                           New York, New York  10017-3140
                           (Registrant's Articles of Incorporation, By-Laws and minute books)

                  (2)      Credit Suisse Asset Management, LLC
                           466 Lexington Avenue
                           New York, New York  10017-3140
                           (records relating to its functions as
                           investment adviser)

                  (3) Credit Suisse Asset Management Securities, Inc. 466 Lexington Avenue
                           New York, New York  10017-3140
                           (records relating to its functions as
                           co-administrator and distributor)

                  (4)      Boston Financial Data Services, Inc.
                           2 Heritage Drive
                           North Quincy, Massachusetts 02171
                           (records relating to its functions transfer agent and dividend disbursing agent)

                  (5)      State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts  02110
                           (records relating to its functions as
                           co-administrator and custodian)

Item 29. Management Services
         -------------------

         Not applicable.

Item 30. Undertakings.
         ------------

         Not applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 20th day of February, 2004.


                                        CREDIT SUISSE SMALL CAP GROWTH
                                        FUND, INC.



                                        By:/s/Joseph D. Gallagher
                                           ----------------------
                                            Joseph D. Gallagher
                                           Chairman and Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature                                            Title                                       Date
---------                                            -----                                       ----
/s/Joseph D. Gallagher                               Chairman and Chief                  February 20, 2004
----------------------                               Executive Officer
Joseph D. Gallagher

/s/Michael A. Pignataro                              Treasurer and                       February 20, 2004
-----------------------                              Chief Financial Officer
Michael A. Pignataro

/s/William W. Priest*                                Director                            February 20, 2004
---------------------
   William W. Priest

/s/Richard H. Francis*                               Director                            February 20, 2004
----------------------
   Richard H. Francis

/s/Jeffrey E. Garten*                                Director                            February 20, 2004
---------------------
   Jeffrey E. Garten

/s/James S. Pasman, Jr.*                             Director                            February 20, 2004
------------------------
   James S. Pasman, Jr.

/s/Steven N. Rappaport*                              Director                            February 20, 2004
-----------------------
   Steven N. Rappaport

/s/Peter F. Krogh*                                   Director                            February 20, 2004
------------------
   Peter F. Krogh

*By:/s/Michael A. Pignataro                                                              February 20, 2004
   ------------------------
     Michael A. Pignataro as Attorney-in-Fact


                                INDEX TO EXHIBITS
                                -----------------


 Exhibit No.    Description of Exhibit
 -----------    ----------------------

   j(1)         Consent of PricewaterhouseCoopers LLP, Independent Auditors.

    (2)         Powers of Attorney